Filed with the Securities and Exchange Commission on November 24, 1997

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.       )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement           [ ]  Confidential, for Use of the Commission Only
[X] Definitive Proxy Statement                 (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials       [ ]  Soliciting Material Pursuant to Rule 14a-11(c)
                                               or Rule 14a-12

                                  Mentor Funds
                           Mentor Institutional Trust
                              Cash Resource Trust
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]    No fee required
[ ]    Fee computed on a table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)    Title of each class of securities to which transaction applies:


(2)    Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):


(4)    Proposed maximum aggregate value of transaction:


(5)    Total fee paid:


[ ]    Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:


(2)    Form, Schedule or Registration Statement No.:


(3)    Filing Party:


(4)    Date Filed:

                            Mentor Family of Funds
                             901 East Byrd Street
                           Richmond, Virginia 23219


                                                              November 21, 1997


Dear Shareholder:

     You are cordially invited to attend a Meeting of Shareholders of Mentor Funds, Mentor Institutional Trust, and Cash Resource Trust to be held on Monday, December 22, 1997, at 9:00 a.m., Eastern Standard Time, at 901 East Byrd Street, Richmond, Virginia. At the Meeting, shareholders will be asked to approve new investment advisory and sub-advisory agreements for each of the mutual funds in the Mentor Family of Funds, to become effective upon consummation of the proposed merger of Wheat First Butcher Singer, Inc., corporate parent of the Mentor group of companies, with First Union Corporation.

     In addition, shareholders will be asked to approve new investment advisory and sub-advisory agreements for certain of the funds in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc. and to vote on the election of Trustees of the Mentor Family of Funds.

     Although the Trustees of the Mentor Family of Funds would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for this purpose.

     We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.

                                Sincerely yours,


/s/Paul F. Costello                                     /s/ Daniel J. Ludeman
-------------------                                         ------------------
   Paul F. Costello                                         Daniel J. Ludeman
   President                                                Chairman


SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                            Mentor Family of Funds


                                  Mentor Funds
                           Mentor Institutional Trust
                              Cash Resource Trust


                       ---------------------------------
                       NOTICE OF MEETING OF SHAREHOLDERS
                       ---------------------------------
     A Meeting of Shareholders of Mentor Funds, Mentor Institutional Trust, and Cash Resource Trust (collectively, the "Trusts"), which will constitute a special meeting in the case of Mentor Funds, will be held at 901 East Byrd Street, Richmond, Virginia, on Monday, December 22, 1997, at 9:00 a.m., Eastern Standard Time, for the following purposes:

   1. To approve or disapprove new investment advisory agreements between each of the Funds or Portfolios comprising the Trusts and Mentor Investment Advisors, LLC or Mentor Perpetual Advisors, LLC, as the case may be, and, where applicable, related sub-advisory agreements, in each case as described in the attached Proxy Statement;

   2. To approve or disapprove new investment advisory agreements between certain of the Funds or Portfolios comprising the Trusts and Mentor Investment Advisors, LLC, and, where applicable, related sub-advisory agreements, in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.;

   3. To elect Messrs. Daniel J. Ludeman, Troy A. Peery, Jr., Arnold H. Dreyfuss, Thomas F. Keller, Peter J. Quinn, Jr., Louis W. Moelchert, Jr., Arch T. Allen, III, Weston E. Edwards, Jerry R. Barrentine, and J. Garnett Nelson Trustees of each of the Trusts; and

   4. To consider and act upon such other matters as may properly come before the Meeting.

     Shareholders of record as of the close of business on November 5, 1997 are entitled to notice of and to vote at the Meeting.

                                    By order of the Trustees


                                    John M. Ivan
                                    Secretary/Clerk

November 21, 1997

                            Mentor Family of Funds
                             901 East Byrd Street
                           Richmond, Virginia 23219


                                ---------------
                                PROXY STATEMENT
                                ---------------
     The enclosed proxies are solicited by the Boards of Trustees of Mentor Funds, Mentor Institutional Trust, and Cash Resource Trust (each a "Trust," and collectively, the "Trusts") for use at the Meeting of Shareholders of each of the Trusts to be held at 901 East Byrd Street, Richmond, Virginia, on December 22, 1997, at 9:00 a.m., Eastern Standard Time, and at any adjournment thereof. Shareholders of record at the close of business on November 5, 1997 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about November 21, 1997.

     The shares of Mentor Funds are divided into eleven portfolios: Mentor Growth Portfolio, Mentor Capital Growth Portfolio, Mentor Strategy Portfolio, Mentor Income and Growth Portfolio, Mentor Perpetual Global Portfolio, Mentor Quality Income Portfolio, Mentor Municipal Income Portfolio, Mentor Short-Duration Income Portfolio, Mentor Balanced Portfolio, Mentor Institutional Money Market Portfolio, and Mentor Institutional U.S. Government Money Market Portfolio. The shares of Mentor Institutional Trust are divided into five portfolios: Mentor U.S. Government Cash Management Portfolio, Mentor Intermediate Duration Portfolio, Mentor Fixed Income Portfolio, Mentor Perpetual International Portfolio, and SNAP Fund. The shares of Cash Resource Trust are divided into five funds: Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market Fund, Cash Resource Tax-Exempt Money Market Fund, Cash Resource California Tax-Exempt Money Market Fund, and Cash Resource New York Tax-Exempt Money Market Fund. For convenience, the word "Fund" will be used throughout this proxy statement to refer to both the Portfolios and Funds that comprise the Trusts.

     If you own shares of more than one Fund, you should sign and return a proxy card for each Fund of which you are a shareholder; for example, if you own shares of Mentor Growth Portfolio and shares of Mentor U.S. Government Cash Management Portfolio, you should sign and return the enclosed proxy cards for each of those Funds. You should sign and return each of the enclosed cards.

     Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees of the Trusts. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary or Clerk of the relevant Trust (which will be effective when it is received by the Secretary/Clerk), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

     Copies of the most recent annual and semi-annual reports issued by any of the Trusts may be obtained without charge by calling Mentor Investment Group, LLC at 1-800-382-0016 or writing to Mentor Investment Group, LLC at P.O. Box 1357, Richmond, Virginia 23218-1357.


I. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

     On August 20, 1997, Wheat First Butcher Singer, Inc. ("Wheat First") entered into an Agreement and Plan of Merger with First Union Corporation ("First Union"), pursuant to which Wheat First would be merged into First Union. Upon the consummation of the merger (expected to occur as early as December of this year), First Union will become the owner of a majority of the beneficial interest in Mentor Investment Advisors, LLC ("Mentor Advisors") and one-half of the outstanding interest in Mentor Perpetual Advisors, LLC ("Mentor Perpetual"). (In this Proxy Statement this series of transactions is referred to as the "Merger.")

     Your Trustees are recommending that shareholders of each Fund approve a new investment advisory agreement between the Fund and Mentor Advisors or Mentor Perpetual, as the case may be. The new agreements will replace the existing investment advisory agreements between the Funds and Mentor Advisors and Mentor Perpetual. Your approval of the new agreements is being sought because the Merger will result in an "assignment," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the existing agreements, resulting in their automatic termination.

     The Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, Wheat First will be merged into First Union, and will cease to exist as a separate entity. (The successor entity to Wheat First following the Merger is referred to in this Proxy Statement as "Wheat First Union.")

     Under the terms of the Merger Agreement, First Union will exchange up to 10,267,029 shares of First Union common stock, valued at $471 million based on First Union's closing stock price of $45.875 on August 15, 1997, for all of the outstanding stock of Wheat First. In addition, First Union has agreed to establish an employee retention pool consisting of approximately 1.7 million shares of restricted First Union common stock to be granted to certain key employees of Wheat First, to vest over a three-year period following the Merger if they remain employed by First Union during that period. In addition, First Union has entered into employment agreements with the five senior executive officers of Wheat First, which provide for salary, bonus, and continuing payments with a three-year term for four of such executives, and salary, bonus, and a termination payment over a one-year term for one such executive.

     Mentor Advisors has informed the Trusts that the purpose of the retention pool is principally to provide an incentive to certain Wheat First employees, including key professionals in the Mentor companies, to continue their association with First Union following consummation of the Merger. Any such employee who voluntarily terminates employment with First Union will forfeit any shares of restricted stock not yet vested.

     The Merger Agreement does not contemplate any changes in the management or operations of Mentor Advisors or Mentor Perpetual, including any changes in the personnel managing the Funds or other services or business activities relating to the Funds. Neither Mentor Advisors nor Mentor Perpetual anticipate that the Merger will cause any reduction in the quality of services now provided to any of the Funds, or have any adverse effect on Mentor Advisors' or Mentor Perpetual's ability to fulfill its obligations to the Funds.

     First Union. First Union is a bank holding company registered under the Bank Holding Company Act of 1956, as amended. Through its network of subsidiaries, First Union provides numerous banking and banking-related products and services, including retail and commercial banking, retail investment, and capital markets services. First Union also provides other financial products and services including mortgage banking, home equity lending, leasing, insurance, and securities brokerage services. At September 30, 1997, First Union had assets of $144 billion, making it the sixth largest banking company in the United States.

     The existing investment advisory agreements. Mentor Advisors and Mentor Perpetual currently act as investment advisors to each of the Funds pursuant to investment advisory agreements in effect between the Funds and them (the "Existing Agreements"). Under the Existing Agreements and subject to the general oversight of the Trustees, Mentor Advisors and Mentor Perpetual manage each of the Funds in accordance with the stated policies of that Fund. Each makes investment decisions for the Fund and places purchase and sale orders for portfolio transactions (although investment decisions for the Municipal Income Portfolio and Income and Growth Portfolio are made by their respective sub-advisors; see "Sub-advisory agreements" below). Mentor Advisors and Mentor Perpetual bear all their expenses in connection with the performance of their services (except as may be approved from time to time by the Trustees) and pay the salaries of all officers and employees who are employed by them and the Trusts.

     Mentor Advisors and Mentor Perpetual are both located at 901 East Byrd Street, Richmond, Virginia 23219.

     Each of the Funds pays Mentor Advisors or Mentor Perpetual, as the case may be, fees as compensation for the services provided under the Existing Agreements, except that certain of the Funds comprising Mentor Institutional Trust pay no fees under the Existing Agreements. The amount of the fees is calculated daily and payable monthly at the annual rate applicable to each Fund, based on the average daily net assets of that Fund. Except in respect of Mentor Institutional Trust, the annual rates applicable to and the fees paid to Mentor Advisors or Mentor Perpetual by each of the Funds under the Existing Agreements during the most recently completed fiscal year are set forth in Table 1. In the case of Mentor Institutional Trust, only the SNAP Fund and the Perpetual International Portfolio pay investment advisory fees. The SNAP Fund pays investment advisory fees at the following annual rate: 0.09% of the first $500 million of the Fund's average daily net assets; 0.08% of the next $250 million; 0.07% of the next $250 million; 0.06% of the next $250 million; and 0.05% of any amounts over $1.25 billion. During the fiscal year ended June 30, 1997, the SNAP Fund incurred investment advisory fees of $784,372. The Perpetual International Portfolio pays investment advisory fees at an annual rate of 1.00% of its average daily net assets. During the fiscal year ended October 31, 1996 it paid fees of $12,402, reflecting a fee waiver in the amount of $23,292.

     Each of the Existing Agreements was approved by the initial shareholder of the Fund in question at the time of the Fund's organization. The year in which each of the Funds comprising Mentor Funds and Cash Resource Trust was organized is set out in Table 1 below. In the case of Mentor Institutional Trust, each of the U.S. Government Cash Management Portfolio, Intermediate Duration Portfolio, and Fixed Income Portfolio was organized in 1994; the SNAP Fund and Perpetual International Portfolio were organized in 1995 and 1996, respectively.

     Administrative fees. Each of the Portfolios comprising Mentor Funds (other than the Institutional Money Market Portfolio and the Institutional U.S. Government Money Market Portfolio) and Mentor Institutional Trust has entered into an Administration Agreement with Mentor Investment Group, LLC ("Mentor Group"), an affiliate of Mentor Advisors and Mentor Perpetual, pursuant to which Mentor Group provides continuous business management services to the Portfolios and, subject to the general oversight of the Trustees, generally manages all of the business and affairs of the Portfolios subject to the provisions of the relevant Trust's Declaration of Trust and By-laws and the 1940 Act, and other policies and instructions the Trustees may from time to time establish. Mentor Group pays the compensation of all officers and executive employees of the Trusts (except those employed by or serving at the request of an investment advisor or sub-advisor) and makes available to the Trusts the services of its directors, officers, and employees as may be elected Trustees or officers of the Trusts. In addition, Mentor Group provides all clerical services relating to the Portfolios' business. Mentor Group's address is 901 East Byrd Street, Richmond, Virginia 23219.

     Each of the Portfolios comprising Mentor Funds pays Mentor Group fees under the Administration Agreements, calculated daily and payable monthly, at the annual rate of 0.10% of its average daily net assets. The fees paid by each Portfolio to Mentor Group under the Administration Agreements during fiscal 1997 are set forth in Table 1 below. None of the Funds comprising Mentor Institutional Trust pays any fees under the Administration Agreements.

     In addition, certain of the Funds reimburse Mentor Group for certain accounting and operations-related costs not covered by their respective administration arrangements. The amounts paid in the Funds' most recently completed fiscal year are set forth in Table 1.

     The Administration Agreements will terminate by their terms upon consummation of the Merger. The Trustees have approved new Administration Agreements with Mentor Group upon substantially identical terms, to become effective upon consummation of the Merger.


                                    Table 1



                                                      Investment           Amount of         Amount of
                                                       Advisory            Investment      Administrative       Cost
              Fund (year organized)                       Fee           Advisory Fee (1)      Fee (1)       Reimbursement
-------------------------------------------------- -----------------   ------------------ ---------------- --------------
Mentor Funds (fiscal year ended 9/30/97)
 Growth Portfolio (1985)  ........................       0.70%             $3,238,498         $462,643        $ 17,457
 Capital Growth Portfolio (1992)   ...............       0.80%             $1,063,903         $132,988        $  5,036
 Strategy Portfolio (1993)   .....................       0.85%             $2,807,549         $330,300        $ 11,846
 Income and Growth Portfolio (1993)   ............       0.75%             $  947,267         $126,302        $  4,851
 Perpetual Global Portfolio (1994) ...............       1.10% (2)         $  998,592         $ 92,753        $  3,672
 Quality Income Portfolio (1992)   ...............       0.47% (3)         $  449,325         $ 95,423        $  3,617
                                                                          ($  123,214)
 Municipal Income Portfolio (1992)    ............       0.60%             $  370,232         $ 61,705        $  2,293
 Short-Duration Income Portfolio (1994)  .........       0.35% (3)         $  129,833               --        $  1,443
                                                                          ($   55,521)       ($ 37,151)
 Balanced Portfolio (1994)   .....................       0.23% (4)         $    8,854               --              --
                                                                          ($   20,072)
 Institutional Money Market Portfolio (1997)   ...       0.22% (5)                 --               --              --
 U.S. Government Institutional Money Market
   Portfolio (1997)    ...........................       0.22% (5)         $   29,982               --              --
Cash Resource Trust (fiscal year ended 7/31/97)
 Money Market Fund (1993)    .....................       0.19% (5)         $4,041,000               --        $166,495
 U.S. Government Money Market Fund (1993)   ......       0.19% (5)         $4,470,000               --        $216,922
 Tax-Exempt Money Market Fund (1993)  ............       0.22% (5)         $1,326,000               --        $ 50,912
 California Tax-Exempt Money Market Fund (1996)          0.22% (5)         $  121,000               --        $  3,114
 New York Tax-Exempt Money Market Fund (1996)  ...       0.10% (5)         $    5,000               --        $    312
                                                                           ($   6,000)

---------
(1) Amounts shown as paid are net of amounts waived or reimbursed. Amounts shown in parentheses reflect fees waived or reimbursed by Mentor Advisors or Mentor Group, as the case may be.

                       (Footnotes continued on next page)

(2) The Global Portfolio pays fees to Mentor Perpetual equal to 1.10% of its average daily net assets up to and including $75 million and 1.00% of the average daily net assets of the Portfolio in excess of $75 million.

(3) After expense limitation. Mentor Advisors agreed to limit its investment advisory fees from each of the Quality Income and Short-Duration Income Portfolios until September 30, 1997 to the extent necessary to limit the total operating expenses of those Portfolios. In the absence of these expense limitations, investment advisory fees for the Quality Income and Short-Duration Income Portfolios would have been 0.60% and 0.50%, respectively.

(4) After expense limitation. In the absence of the expense limitation, the investment advisory fee for the Balanced Portfolio would have been 0.75%.

(5) The Institutional Money Market Portfolio, the Institutional U.S. Government Money Market Portfolio, and each of the Funds comprising Cash Resource Trust pays investment advisory fees at the following annual rates: 0.22% of the first $500 million of the Fund's average daily net assets; 0.20% of the next $500 million; 0.175% of the next $1 billion; 0.16% of the next $1 billion; and 0.15% of any amounts over $3 billion.


     The new investment advisory agreements. Each of the Existing Agreements will by its terms terminate upon the consummation of the Merger, since the Merger will constitute a "change of control" of Mentor Advisors and Mentor Perpetual for purposes of the 1940 Act. The Trustees are recommending that shareholders of each Fund approve new investment advisory agreements (each, a "New Agreement") to be effective immediately upon consummation of the Merger. Each New Agreement is substantially identical to the Existing Agreement it replaces, other than its effective and termination dates. Each contemplates that, subject to the supervision of the Trustees of the Trusts, Mentor Advisors or Mentor Perpetual, as the case may be, will manage a Fund's assets in accordance with its investment objective, policies, and limitations, make investment decisions for the Fund, and place all orders for the purchase and sale of the Fund's investments with broker-dealers. Investment decisions for the Municipal Income Portfolio and the Income and Growth Portfolio will be made by their respective sub-advisors. See "Sub-advisory agreements" below.

     Each of the New Agreements provides that it will continue in effect for an initial term of two years from its effective date (which is expected to be the date on which the Merger is consummated) and thereafter only so long as such Agreement is approved at least annually by (i) the vote, cast in person at a meeting called for such purpose, of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of Mentor Advisors or Mentor Perpetual, as the case may be, or the Trust in question, and by (ii) the vote of a majority of the Trustees of the Trust in question or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund in question. It is intended that each of the proposed New Agreements will take effect upon consummation of the Merger, with its continuing effectiveness subject to the receipt of shareholder approval, as described below.

     The New Agreements provide, as do the Existing Agreements, that Mentor Advisors or Mentor Perpetual, as the case may be, shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trusts, the Fund in question, or the shareholders of the Fund in respect of its services provided under the Agreements.

     Any of the New Agreements may be terminated, without penalty, on 30 days notice (or, in the case of certain of the Funds, 60 days).

     A copy of the form of each of the New Agreements is attached to this proxy statement as Exhibit A.

     Sub-advisory agreements. Van Kampen American Capital Management, Inc. ("Van Kampen") provides sub-advisory services to the Municipal Income Portfolio pursuant to a sub-advisory agreement among Mentor Advisors, the Portfolio, and Van Kampen. Similarly, Wellington Management Company, LLP ("Wellington Management") provides sub-advisory services to the Income and Growth Portfolio pursuant to a sub-advisory agreement among Mentor Advisors, the Portfolio, and Wellington Management.

     Because the Merger will result in a change of control of Mentor Advisors and so in the termination of the sub-advisory agreements, Mentor Funds' Board of Trustees is recommending that shareholders of each of those Portfolios approve new sub-advisory agreements with Van Kampen and Wellington Management. Each of the new sub-advisory agreements will be substantially identical to the existing agreements, other than its effective and termination dates.

     Van Kampen, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, is a wholly owned subsidiary of Van Kampen American Capital, Inc., which, in turn, is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc.

is an indirect wholly owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. Morgan Stanley, Dean Witter, Discover & Co. and various of its subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer, are engaged in a wide range of financial services. As of September 30, 1997, Van Kampen, together with its affiliates, advised or supervised approximately $67.5 billion of assets. Under the sub-advisory agreement, Van Kampen receives a fee from Mentor Advisors at the following annual rate: 0.25% of the first $60 million of the Municipal Income Portfolio's average daily net assets and 0.20% of the Portfolio's average daily net assets over $60 million. During the Portfolio's fiscal year ended September 30, 1997, Van Kampen received sub-advisory fees of $153,577.

     Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services for over 60 years. As of September 30, 1997, Wellington Management had investment management authority with respect to approximately $168.7 billion in assets. Under the sub-advisory agreement, Wellington Management receives a fee from Mentor Advisors at the following annual rate: 0.325% of the first $50 million of the Income and Growth Portfolio's average daily net assets, 0.275% of the next $150 million of the Portfolio's average daily net assets, 0.225% of the next $300 million of the Portfolio's average daily net assets, and 0.200% of the Portfolio's average daily net assets over $500 million. During the Portfolio's fiscal year ended September 30, 1997, Wellington Management received sub-advisory fees of $373,115.

     Under the sub-advisory agreements, Van Kampen and Wellington Management, subject to the supervision of Mentor Advisors and the Trustees of Mentor Funds, manage the Portfolios' assets in accordance with their respective investment objectives, policies, and limitations, make investment decisions for the Portfolios, and place all orders for the purchase and sale of the Portfolios' investments with broker-dealers. Each of Van Kampen and Wellington Management pays all expenses incurred by it and its staff, including salaries of its personnel, in connection with the performance of its obligations under the sub-advisory agreement.

     The sub-advisory agreement with Wellington Management was approved at the time of the Income and Growth Portfolio's organization. The sub-advisory agreement with Van Kampen was approved by shareholders of the Municipal Income Portfolio in October 1996.

     In executing portfolio transactions and selecting brokers and dealers, Van Kampen and Wellington Management seek the best overall terms available. The sub-advisory agreements provide that, in assessing the best overall terms available for any transaction, Van Kampen and Wellington Management shall consider all factors they deem relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission for the specific transaction and on a continuing basis. Each of Van Kampen and Wellington Management may enter into transactions with broker-dealers that furnish it, without cost to it, certain brokerage and research services of value to it and its affiliates in advising the Portfolios and other clients. In doing so, Van Kampen and Wellington Management may cause the Portfolios to pay greater brokerage commissions than they might otherwise pay.

     Each sub-advisory agreement provides that Van Kampen or Wellington Management, as the case may be, shall not, in the absence of its willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, be liable for any loss suffered by Mentor Advisors or the Trust in connection with matters to which the applicable sub-advisory agreement relates. The sub-advisory agreements may be terminated at any time, without penalty, by Mentor Advisors, the Trust, or by Van Kampen or Wellington Management, as the case may be, upon 60 days' written notice. Each of the sub-advisory agreements terminates automatically in the event of its assignment.

     Set forth below is information regarding the management of Van Kampen and Wellington Management.


Van Kampen



Name and Address                           Position                               Principal Occupation
-------------------------   ---------------------------------------   ---------------------------------------------
Don G. Powell               Chairman and Director                     Chairman and Director,
2800 Post Oak Boulevard                                               VK/AC Holding, Inc.,
Houston, Texas 77056                                                  Van Kampen American Capital, Inc., Van
                                                                      Kampen American Capital Distributors, Inc.,
                                                                      Van Kampen American Capital Asset
                                                                      Management, Inc., Van Kampen American
                                                                      Capital Investment Advisory Corp., and Van
                                                                      Kampen American Capital Advisors, Inc.
Philip N. Duff              Chief Executive Officer                   President and Chief Executive Officer,
One Parkview Plaza          and Director                              VK/AC Holding, Inc. and Van Kampen
Oakbrook Terrace,                                                     American Capital, Inc.
Illinois 60181
Dennis J. McDonnell         President, Chief Operating                Executive Vice President, VK/AC Holding,
One Parkview Plaza          Officer, and Director                     Inc. and Van Kampen American Capital, Inc.;
Oakbrook Terrace,                                                     President and Chief Operating Officer, Van
Illinois 60181                                                        Kampen American Capital Advisors, Inc., Van
                                                                      Kampen American Capital Asset Management,
                                                                      Inc., and Van Kampen American Capital
                                                                      Investment Advisory Corp.
Ronald A. Nyberg            Executive Vice President,                 Executive Vice President and General
One Parkview Plaza          General Counsel, and Director             Counsel, VK/AC Holding, Inc., Van Kampen
Oakbrook Terrace,                                                     American Capital, Inc., Van Kampen
Illinois 60181                                                        American Capital Distributors, Inc., Van
                                                                      Kampen American Asset Management, Inc.,
                                                                      Van Kampen American Investment Advisory
                                                                      Corp., and Van Kampen American Capital
                                                                      Advisors, Inc.
William R. Rybak            Executive Vice President,                 Executive Vice President and Chief Financial
One Parkview Plaza          Chief Financial Officer, and Director     Officer, VK/AC Holding, Inc., Van Kampen
Oakbrook Terrace,                                                     American Capital, Inc., Van Kampen
Illinois 60181                                                        American Capital Distributors, Inc., Van
                                                                      Kampen American Capital Asset Management
                                                                      Inc., Van Kampen American Capital
                                                                      Investment Advisory Corp., and Van Kampen
                                                                      American Capital Advisors, Inc.
Peter W. Hegel              Executive Vice President                  Executive Vice President, Van Kampen
One Parkview Plaza                                                    American Capital Asset Management, Inc.,
Oakbrook Terrace,                                                     Van Kampen American Capital Investment
Illinois 60181                                                        Advisory Corp., and Van Kampen American
                                                                      Capital Advisors, Inc.
Alan T. Sachtleben          Executive Vice President                  Executive Vice President, Van Kampen
2800 Post Oak Blvd.                                                   American Capital Asset Management, Inc.,
Houston, Texas 77506                                                  Van Kampen American Capital Investment
                                                                      Advisory Corp., and Van Kampen American
                                                                      Capital Advisors, Inc.

Wellington Management

     Wellington Management is managed by its active partners. The managing partners of Wellington Management as of September 30, 1997 were Robert W. Doran, Duncan M. McFarland, and John R. Ryan. Set forth below is a listing of the general partners and Senior Vice Presidents of Wellington Management, each of whom may be reached at the principal offices of the firm. The principal occupation of each is as general partner, or Senior Vice President of Wellington Management. Paul D. Kaplan, Senior Vice President of Wellington Management, serves as portfolio manager of the fixed-income and U.S. Government securities portion of the Income and Growth Portfolio; Wellington Management's Equity Income Team manages the equity securities portion of the Portfolio.

Kenneth L. Abrams        Paul D. Kaplan            Robert D. Rands
Nicholas C. Adams        John C. Keogh             Eugene E. Record, Jr.
Rand L. Alexander        Mark T. Lynch             John R. Ryan
Deborah L. Allinson      Nanch T. Lukitsh          Joseph H. Schwartz
Nancy T. August          Christine S. Manfredi     David W. Scudder
James H. Averill         Patrick J. McCloskey      Binkley C. Shorts
Marie-Claude Bernal      Earl E. McEvoy            Trond Skramstad
William N. Booth         Duncan M. McFarland       Catherine A. Smith
Paul Braverman           Paul M. Mecray, III       Stephen A. Soderberg
William D. DiIanni       Matthew E. Megargel       Harriett Tee Taggart
Pamela Dippel            James N. Mordy            Perry M. Traquina
Robert W. Doran          Diane C. Nordin           Gene R. Tremblay
Charles T. Freeman       Edward P. Owens           Mary Ann Tynan
Laurie A. Gabriel        Saul J. Pannell           Ernst H. von Metzsch
Frank J. Gilday          Thomas L. Pappas          Clare Villari
John H. Gooch            David M. Parker           James L. Walters
Nicholas P. Greville     Jonathan M. Payson        Kim Williams
William C.S. Hicks       Stephen M. Pazuk          Frank V. Wisneski

     A copy of the form of each of the new sub-advisory agreements is attached to this proxy statement as Exhibit B.

     Exhibit C and Exhibit D provide information relating to investment companies similar to the Portfolios for which Van Kampen and Wellington Management, respectively, provide investment advisory services.

     Request for exemption. It is possible that shareholders will not have acted on all of the New Agreements prior to the consummation of the Merger. The Trusts and their advisors and sub-advisors have filed with the Securities and Exchange Commission an application for an exemption from relevant provisions of the 1940 Act permitting each of the Funds to enter into a New Agreement (including, for this purpose, any sub-advisory agreement) following the consummation of the Merger, even if the Fund's shareholders have not yet approved the Agreement by that time. Any New Agreement implemented under those circumstances will provide that the fees payable by the Fund under the Agreement prior to shareholder approval of the New Agreement will be held in an interest-bearing escrow account to be paid to Mentor Advisors or Mentor Perpetual, as the case may be, only upon shareholder approval of the New Agreement, or, if shareholders do not approve the Agreement within the 60 days following consummation of the Merger, to the Fund. A vote to approve a New Agreement with respect to a Fund will include a vote in favor of this provision and in favor of the release to Mentor Advisors, Mentor Perpetual, or the sub-advisor in question, as the case may be, upon receipt of shareholder approval of the New Agreement, of any amounts held in the escrow account. There can be no assurance that the Securities and Exchange Commission will grant the requested exemption.

     Trustee Action. The Trustees of the Trusts approved each of the New Agreements at a meeting held on October 14, 1997, at which a representative of First Union was present.

     In evaluating the New Agreements, the Trustees considered the fact that the Existing Agreements and the New Agreements are substantially identical, including the terms relating to the services to be provided and the fees to be paid by the Funds thereunder. The Trustees considered the performance of Mentor Advisors and Mentor Perpetual to date in providing services to the Funds, and the skills and capabilities of the personnel of Mentor Advisors and Mentor Perpetual.

     The Trustees also considered statements made at their meeting by a representative of senior management of First Union. He indicated, among other things, that First Union expects that Mentor Group would continue to operate as a separate operating unit of First Union after the Merger; that the Mentor group of companies as an operating unit would remain substantially intact; that First Union intended to maintain Mentor Group's ownership interest in Mentor Perpetual at the current level; and that there would be no change in the investment advisory or administration services, or the pricing of those services, provided by the Mentor group of companies to the Funds.

     The Trustees also considered generally the financial resources of First Union, and the reputation, expertise, and resources of First Union and its affiliates, including those engaged in investment management businesses, and in domestic and international financial markets.

     The Trustees also considered the fact that key members of senior management of Wheat First had entered into the employment agreements, described above, with First Union, and that key members of management of Mentor Group would be entitled to receive restricted shares of First Union common stock from the retention pool described above.

     Mr. Stanley F. Pauley, a Trustee of each of the Trusts, will become an "interested person," as that term is defined in the 1940 Act, of each Trust, and of Mentor Advisors and Mentor Perpetual, following the Merger by virtue of his ownership of approximately 16,000 shares of First Union common stock.

     General. Investment decisions for the Funds and for the other investment advisory clients of Mentor Advisors and Mentor Perpetual and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of Mentor Advisors or Mentor Perpetual, as the case may be, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Mentor Advisors and Mentor Perpetual employ professional staffs of portfolio managers who draw upon a variety of resources for research information for the Funds.

     Each Fund pays all expenses related to its operation which are not borne by Mentor Advisors or Mentor Perpetual, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under a Fund's Rule 12b-1 plans and shareholder service plans, investor services fees, fees paid to Trustees who are not officers, directors, stockholders, or employees of Mentor Advisors or Mentor Perpetual, Securities and Exchange Commission fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Mentor Advisors and Mentor Perpetual receive brokerage and research services and other similar services from many broker-dealers with which they place a Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services, and personal computers utilized by Mentor Advisors and Mentor Perpetual's managers and analysts. Where the services referred to above are not used exclusively by Mentor Advisors and Mentor Perpetual for research purposes, Mentor Advisors and Mentor Perpetual, based upon their own allocations of expected use, bear that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to Mentor Advisors and Mentor Perpetual and their affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The investment advisory fees paid by a Fund are not reduced because Mentor Advisors or Mentor Perpetual or their affiliates receive these services even though Mentor Advisors and Mentor Perpetual might otherwise be required to purchase some of these services for cash.

     Mentor Advisors and Mentor Perpetual place all orders for the purchase and sale of portfolio investments for the Funds and buy and sell investments for the Funds through a substantial number of brokers and dealers. Mentor Advisors and Mentor Perpetual seek the best overall terms available for the Funds, except to the extent Mentor Advisors and Mentor Perpetual may be permitted to pay higher brokerage commissions as described below. In doing so, Mentor Advisors and Mentor Perpetual, having in mind a Fund's best interests, consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions. Mentor

Advisors and Mentor Perpetual may enter into transactions with broker-dealers that furnish them, without cost to them, certain brokerage and research services of value to them and their affiliates in advising the Funds and other clients. In doing so, Mentor Advisors and Mentor Perpetual may cause the Funds to pay greater brokerage commissions than they might otherwise pay.

     As permitted by Section 28(e) of the 1934 Act, Mentor Advisors and Mentor Perpetual may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Mentor Advisors and Mentor Perpetual an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Mentor Advisors' and Mentor Perpetual's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Neither Mentor Advisors nor Mentor Perpetual currently intends to cause the Funds to make such payments.

     Wheat, First Securities, Inc. and EVEREN Securities, Inc., affiliates of Mentor Advisors and Mentor Perpetual, may receive brokerage commissions from certain of the Funds in accordance with procedures adopted by the Trustees. See "Ownership of Mentor Advisors and Mentor Perpetual," below, for a description of the affiliation between EVEREN Securities, Inc. and Mentor Advisors and Mentor Perpetual.

     The aggregate amount of commissions paid to Wheat, First Securities, Inc. by each of the Funds during their most recently completed fiscal years, and the percentage that such amounts represent of the aggregate brokerage commissions paid by the Fund for that year, are as follows: Growth Portfolio -- $101,434 (6.84%); Capital Growth Portfolio -- $29,226 (10.62%); Strategy Portfolio -- $287,495 (21.30%); Income and Growth Portfolio -- $101,454 (33.52%); and
Balanced Portfolio -- $50 (1.05%). The corresponding figures for commissions paid to EVEREN Securities, Inc. during the same period are: Growth Portfolio -- $2,331 (0.16%) and Capital Growth Portfolio -- $9,793 (3.56%).

     Distribution plans. Mentor Distributors, LLC ("Mentor Distributors"), an affiliate of Mentor Advisors and Mentor Perpetual, currently serves as the principal underwriter of the shares of each Fund (other than SNAP Fund). Each of the Funds (other than certain of the Funds comprising Mentor Institutional Trust) has adopted a Distribution Plan under Rule 12b-l of the 1940 Act (each, a "Plan"). The Plans relate to a Fund's Class B shares, or, in the case of the various money market funds, to the single class of shares currently outstanding. The purpose of each Plan is to permit a Fund to compensate Mentor Distributors for services provided and expenses incurred by it in promoting the sale of shares of the Fund (or Class B shares of the Funds, as the case may be), reducing redemptions, or maintaining or improving services provided to shareholders by Mentor Distributors or financial institutions.

     The fees paid by each of the Funds comprising Mentor Funds and Cash Resource Trust under their respective Plans both as a percentage of average daily net assets and the dollar amounts paid during the most recently completed fiscal year are set forth in Table 2 below. In each case where a Fund issues more than one class of shares, the fees shown are paid out of the Fund's assets attributable to its Class B shares. None of the Funds comprising Mentor Institutional Trust pay 12b-1 fees, except the Perpetual International Portfolio, under whose Plan the Portfolio is permitted to pay such fees at the annual rate of 0.75% of its average daily net assets attributable to its Class B shares. During the fiscal year ended October 31, 1996, the Perpetual International Portfolio incurred no 12b-1 fees (because no Class B shares were outstanding during the year).

                                    Table 2



                                                                        Amount of
Fund                                                     12b-1 Fees   12b-1 Fees(1)
------------------------------------------------------- ------------ ---------------
       Mentor Funds (fiscal year ended 9/30/97)
        Growth Portfolio ..............................    0.75%        $2,989,388
        Capital Growth Portfolio  .....................    0.75%        $  656,743
        Strategy Portfolio  ...........................    0.75%        $2,224,816
        Income and Growth Portfolio  ..................    0.75%        $  645,243
        Perpetual Global Portfolio   ..................    0.75%        $  481,581
        Quality Income Portfolio  .....................    0.50%        $  317,465
        Short-Duration Income Portfolio ...............    0.30%        $   73,558
        Municipal Income Portfolio   ..................    0.50%        $  197,295
        Balanced Portfolio  ...........................    0.75%                --
                                                                       ($   28,926)
       Cash Resource Trust (fiscal year ended 7/31/97)
        Money Market Fund   ...........................    0.38%        $8,221,000
        U.S. Government Money Market Fund  ............    0.38%        $9,126,000
        Tax-Exempt Money Market Fund ..................    0.33%        $2,039,000
        California Tax-Exempt Money Market Fund  ......    0.33%        $  181,000
        New York Tax-Exempt Money Market Fund .........    0.38%        $   19,000
                                                                       ($    6,000)

---------
(1) Amounts shown as paid are net of amounts waived or reimbursed. Amounts shown in parentheses reflect fees waived or reimbursed by Mentor Distributors.


     Mentor Distributors will not, due to limitations imposed by applicable banking laws, continue to serve as the principal underwriter of the any of the Funds' shares following the Merger. Mentor Distributors will, however, likely continue to provide marketing support to the Funds, including, among other things, contact with financial intermediaries to recommend the Funds and primary responsibility for the development of marketing plans and the preparation of advertising and sales literature for the Funds. As a result, Mentor Distributors will likely continue to receive, either directly from the Funds or from the Funds' principal underwriter, a substantial portion of any amounts paid by the Funds under their Distribution Plans.

     It is expected that the Boards of Trustees will select a new principal underwriter for each of the Funds, which will be responsible for effecting sales of shares of the Funds, either on a principal or agency basis, and ensuring compliance with applicable laws. Any such principal underwriter would also likely be compensated out of amounts paid by the Funds under the Plans. Implementation of these arrangements would not result in any increase in the amounts paid by the Funds under the Plans.

     Shareholder servicing plans. Each of the Portfolios comprising Mentor Funds and the Perpetual International Portfolio of Mentor Institutional Trust has adopted a shareholder servicing plan (each, a "Service Plan") with Mentor Distributors. The Service Plans contemplate that Mentor Distributors will enter into shareholder service agreements with financial institutions whose customers own shares of the Portfolios, pursuant to which the financial institutions will provide administrative support services to their customers. In return for providing those support services, a financial institution may receive payments from Mentor Distributors at an annual rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the particular Portfolio or Portfolios (and, in the case of the International Portfolio, the Class E shares) owned by the financial institution's customers.

     The Portfolios paid the following shareholder service fees to Mentor Distributors under the Service Plans during the fiscal year ended September 30, 1997 (or, in the case of the Perpetual International Portfolio, ended October 31, 1996):


                                    Table 3



                                                        Amount of
                                                       Shareholder
Fund                                                  Service Fees(1)
---------------------------------------------------- ----------------
               Growth Portfolio   ..................    $1,156,606
               Capital Growth Portfolio ............    $  332,470
               Strategy Portfolio    ...............    $  825,750
               Income and Growth Portfolio .........    $  315,756
               Perpetual Global Portfolio  .........    $  231,883
               Quality Income Portfolio ............    $  238,558
               Municipal Income Portfolio  .........    $  154,263
               Short-Duration Income Portfolio   ...    $   92,677
               Balanced Portfolio    ...............            --
                                                       ($    9,642)
               Perpetual International Portfolio                --

---------
(1) Amounts shown as paid are net of amounts waived or reimbursed. Amounts shown in parentheses reflect fees waived or reimbursed by Mentor Distributors.


     Contingent deferred sales charges. Mentor Distributors receives contingent deferred sales charges in connection with redemption of certain shares of each of the Funds comprising Mentor Funds and the Perpetual International Portfolio of Mentor Institutional Trust within a specified period following the initial purchase. During the fiscal year ended September 30, 1997 (or, in the case of the Perpetual International Portfolio, ended October 31, 1996), Mentor Distributors received contingent deferred sales charges in the following amounts:


                                    Table 4



                                                       Amount of
                                                   Contingent Deferred
Fund                                                 Sales Charges
------------------------------------------------- --------------------
             Growth Portfolio  ..................       $362,277
             Capital Growth Portfolio   .........       $ 40,502
             Strategy Portfolio   ...............       $727,513
             Income and Growth Portfolio   ......       $ 57,856
             Perpetual Global Portfolio    ......       $ 83,936
             Quality Income Portfolio   .........       $ 30,436
             Municipal Income Portfolio .........       $ 26,274
             Short-Duration Income Portfolio  ...       $ 33,870
             Balanced Portfolio   ...............             --
             Perpetual International Portfolio                --

     Sub-transfer agency fees. Wheat, First Securities, Inc. and EVEREN Clearing Corp., an affiliate of EVEREN Securities, Inc., receive sub-transfer agency fees in respect of assets of the Funds comprising Cash Resource Trust attributable to their respective clients. Sub-transfer agency fees are paid by the Funds' transfer agent, which in turn receives transfer agency fees from the Funds. In the fiscal year ended July 31, 1997, Wheat, First Securities, Inc. earned sub-transfer agency fees of $2,251,535, $3,407,010, $308,427, $16,693, and $454, respectively, in respect of Cash Resource Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, California Tax Exempt Money Market Fund, and New York Tax Exempt Money Market Fund. For the same period, EVEREN Clearing Corp. earned fees of $2,257,900, $719,160, $99,017, and $25,994, respectively, in respect of Cash Resource Money Market Fund, U.S. Government Money Market Fund, Tax Exempt Money Market Fund, and California Tax Exempt Money Market Fund.

     Ownership of Mentor Advisors and Mentor Perpetual. Mentor Group owns 99% of the outstanding interest in Mentor Advisors; Wheat First owns the remaining 1%. Wheat First also owns a 79.8% interest in Mentor Group, which, together with its 1% direct interest in Mentor Advisors, gives Wheat First an 80% economic interest in Mentor Advisors. EVEREN Securities Holdings, Inc. owns the 20.2% interest in Mentor Group not owned by Wheat First and may increase its ownership based principally on the amount of Mentor Group's revenues derived from assets attributable to clients of EVEREN Securities Holdings, Inc. and its affiliates. EVEREN Securities, Inc. is an affiliate of EVEREN Securities Holdings, Inc. See "Approval of New Investment Advisory Agreements -- Acquisition of Additional Interest in Mentor Group by EVEREN Securities Holdings, Inc." below.

     Mentor Perpetual is owned equally by Mentor Advisors and Perpetual plc, a diversified financial services holding company.

     Wheat First is located at 901 East Byrd Street, Richmond, Virginia 23219; EVEREN Securities Holdings, Inc. is located at 77 West Wacker Drive, Chicago, Illinois 60601; Perpetual plc is located at 48 Hart Street, Henley-on-Thames, Oxfordshire RG92A2, England.

     Directors and principal executive officer of Mentor Advisors and Mentor Perpetual. The names and principal occupations of the principal executive officer and each director of Mentor Advisors are set forth below:




        Name                 Position                        Principal Occupation
---------------------   -------------------   --------------------------------------------------
Daniel J. Ludeman       Chairman              Chairman and Chief Executive Officer, Mentor
                                              Investment Group, LLC.
Paul F. Costello        Managing Director     Managing Director, Mentor Investment Group, LLC.
John G. Davenport       Managing Director     Managing Director, Mentor Investment Group, LLC.
P. Michael Jones        Managing Director     Managing Director, Mentor Investment Group, LLC.
R. Preston Nuttall      Managing Director     Managing Director, Mentor Investment Group, LLC.
Theodore W. Price       Managing Director     Managing Director, Mentor Investment Group, LLC.
Peter J. Quinn, Jr.     Managing Director     Managing Director, Mentor Investment Group, LLC.
Karen H. Wimbish        Managing Director     Managing Director, Mentor Investment Group, LLC.
  In the case of Mentor Perpetual, the names and principal occupations of the principal executive officer and each director are:
Scott A. McGlashan      President             Director, Perpetual Portfolio Management Limited.
Martyn Arbib            Director              Chairman, Perpetual Portfolio Management Limited.
Roger C. Cornick        Director              Deputy Chairman -- Marketing, Perpetual Portfolio
                                              Management Limited.
Paul F. Costello        Director              Managing Director, Mentor Investment Group, LLC.
Daniel J. Ludeman       Director              Chairman and Chief Executive Officer, Mentor
                                              Investment Group, LLC.
David S. Mossop         Director              Director, Perpetual Portfolio Management Limited.
Peter J. Quinn, Jr.     Director              Managing Director, Mentor Investment Group, LLC.
Roderick A. Smyth       Managing Director     Managing Director, Mentor Investment Group, LLC.

     Messrs. Ludeman and Costello are Chairman and Trustee, and President, respectively, of each of the Trusts. Mr. Quinn is a Trustee of Mentor Funds and Cash Resource Trust. Mr. John M. Ivan, Secretary of Mentor Advisors, is also Secretary or Clerk of each of the Trusts.

     The address of each of the above named individuals is 901 East Byrd Street, Richmond, Virginia 23219, except that the address of Messrs. McGlashan, Arbib, and Mossop is 48 Hart Street, Henley-on-Thames, Oxfordshire RG92A2, England.

     Section 15(f). The Trusts have been advised that Mentor Advisors, Mentor Perpetual, and First Union intend to comply with Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive "safe harbor" for an investment company's investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser, as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the trustees of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Trusts have been advised that none of Mentor Advisors, Mentor Perpetual, and First Union, and their affiliates, is aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Trusts as a result of the Merger. First Union has undertaken to pay all costs and expenses of the Meeting.

     Required vote. Shareholders of each Fund will vote separately on the New Agreement with respect to that Fund. In addition, shareholders of the Municipal Income and Income and Growth Portfolios will vote separately as to the new sub-advisory agreements proposed in respect of those Portfolios. As provided in the 1940 Act, approval of the New Agreement (or a sub-advisory agreement) as to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund and (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy. If the shareholders of a Fund do not approve the New Agreement (or a sub-advisory agreement), the Trustees will take such further action with respect to that Fund as they may deem to be in the interests of the Fund.

     The Trustees unanimously recommend that shareholders of each of the Funds vote to approve the New Agreement and any applicable sub-advisory agreement.


II. APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS -- ACQUISITION OF ADDITIONAL INTEREST IN MENTOR GROUP BY EVEREN SECURITIES HOLDINGS, INC. (ALL FUNDS OTHER THAN MENTOR PERPETUAL GLOBAL PORTFOLIO AND MENTOR PERPETUAL INTERNATIONAL PORTFOLIO)

     EVEREN Securities Holdings, Inc. ("EVEREN") may in the future acquire an additional interest in Mentor Group. For the reasons stated below, any such acquisition might be seen to result in a change of control of Mentor Group, and so to result in the termination of the investment advisory and sub-advisory agreements to which Mentor Advisors is a party. The Trustees are recommending that shareholders approve new investment advisory and sub-advisory agreements at the Meeting, to take effect upon the occurrence of any such change of control of Mentor Group.

     Possible change of control; need for shareholder approval. Wheat First owns 79.8% of the outstanding interest in Mentor Group. EVEREN owns the remaining 20.2%. EVEREN acquired its interest in Mentor Group in connection with Mentor Group's organization in 1996. Wheat First also owns a 1% interest in Mentor Advisors, which, together with Wheat First's 79.8% interest in Mentor Group, gives Wheat First an 80% economic interest in Mentor Advisors.

     By agreement among Mentor Group, Wheat First, and EVEREN, EVEREN has the right to acquire an additional interest in Mentor Group. (That transaction is referred to herein as the "Final Acquisition.") The amount of that interest will be calculated based on the amount of Mentor Group's revenues attributable to EVEREN during a period immediately prior to the Final Acquisition. The amount of EVEREN's interest in Mentor Group may not, however, exceed 50%. The effective date of the Final Acquisition will be not later than March 31, 1999.

     It is also possible, in light of the continuing relationship between Wheat First and EVEREN and EVEREN's success to date in the distribution of the Funds' shares, that EVEREN will, by agreement with Wheat First (or its successor), receive an additional interest in Mentor Group prior to the Final Acquisition. (In any event, EVEREN's interest in Mentor Group would not exceed 50%.)

     If, as a result of any acquisition of additional interest in Mentor Group, EVEREN's interest in Mentor Group exceeds 25%, the acquisition may be deemed to result in a "change of control" of Mentor Group, and, as a result, of Mentor Advisors. Any such change of control would, in turn, result in an "assignment," as defined in the 1940 Act, of the investment advisory and sub-advisory agreements in effect at the time to which Mentor Advisors is a party, resulting in their automatic termination.

     The Boards of Trustees are recommending that shareholders of the Funds for which Mentor Advisors serves as investment adviser approve new investment advisory agreements between the Funds and Mentor Advisors. The Boards of Trustees are also recommending that shareholders of the Income and Growth Portfolio and Municipal Income Portfolio approve new sub-advisory agreements with Wellington Management and Van Kampen, respectively. Each of the agreements would be implemented immediately following any such change of control.

     Each of the new agreements would be substantially identical to the existing agreements and to the New Agreements, except as to their effective and termination dates.

     Management of Mentor Group. Mentor Group is a limited liability company organized under the laws of the Commonwealth of Virginia. It is managed by a Management Committee consisting of members nominated by Wheat First and members nominated by EVEREN. Under the Operating Agreement pursuant to which Mentor Group was organized, Wheat First currently is entitled to nominate a majority of the members of the Management Committee, and, so long as the amount of EVEREN's interest in Mentor Group is less than the amount of Wheat First's interest, Wheat First should continue to have that right.

     The Operating Agreement provides that the Management Committee acts by the vote of a majority of the members of the Committee. It also provides that, at any time when EVEREN owns 40% or more of the outstanding interest in Mentor Group, the Management Committee may only vote to admit any additional member to Mentor Group, or to merge or consolidate with any corporation or other entity, or sell, lease, transfer, distribute, or otherwise dispose of all or substantially all of its assets, with the vote of a majority of the members of the Committee nominated by Wheat and the vote of a majority of the members of the Committee nominated by EVEREN.

     The effect of a possible change of control of Mentor Group. At any time when EVEREN's interest in Mentor Group is less than the amount of Wheat First's interest, EVEREN should be entitled to nominate only a minority of the members of the Management Committee; Wheat First's nominees to the Management Committee would continue to constitute a majority of its members. Accordingly, Mentor Advisors has advised the Boards of Trustees that it does not expect that EVEREN's acquisition of any additional interest in Mentor Group would result in any material change in the management or control of Mentor Group. Mentor Advisors has also advised the Boards of Trustees that EVEREN's owning additional interest in Mentor Group would not reduce the quality of services now provided to any of the Funds, or have any effect on Mentor Advisors' ability to fulfill its obligations to the Funds under the investment advisory agreements. In any event, no new investment advisory or sub-advisory agreement would be implemented unless the Board of Trustees of the Trust in question, including a majority of the disinterested Trustees, had approved the agreement, under the specific facts and circumstances then prevailing.

     Shareholders are not being asked to vote on any investment advisory or sub-advisory agreement to be implemented following an acquisition by EVEREN of an interest in Mentor Group if, after the acquisition, EVEREN would be permitted to nominate a number of members of the Management Committee equal to the number Wheat First is permitted to nominate.

     EVEREN Securities Holdings, Inc. EVEREN is a wholly owned subsidiary of EVEREN Capital Corporation. EVEREN Capital Corporation, through its subsidiaries, is a full-service securities brokerage firm that provides a broad range of investment services and products primarily to individuals and to institutions, corporations, and municipalities. It also engages in capital markets, asset management, and clearing activities. At September 30, 1997, EVEREN Capital Corporation, through its subsidiaries, held over $40 billion of customer assets in approximately 500,000 client accounts.

     EVEREN Capital Corporation is a public company whose common stock is traded on the New York Stock Exchange. The EVEREN Capital Corporation 401(k) and Employee Stock Ownership Plan ("KSOP") owns approximately 62% of EVEREN Capital Corporation. EVEREN Capital Corporation's employees and directors, through the KSOP and otherwise, own in excess of 70% of the outstanding common stock of EVEREN Capital Corporation.

     Required vote. Shareholders of each Fund will vote separately on the new investment advisory agreement with respect to that Fund. In addition, shareholders of the Municipal Income and Income and Growth Portfolios will vote separately as to the new sub-advisory agreements proposed in respect of those Portfolios. As provided in the 1940 Act, approval of the new investment advisory agreement (or a sub-advisory agreement) as to a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund and (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy. If the shareholders of a Fund do not approve the new investment advisory agreement (or a sub-advisory agreement), the Trustees will take such further action with respect to that Fund as they may deem to be in the interests of the Fund.

     The Trustees unanimously recommend that shareholders of each of the Funds vote to approve the new investment advisory agreement and any applicable sub-advisory agreement.


III. ELECTION OF TRUSTEES

     The Boards of Trustees of the Trusts have fixed the number of Trustees of each of the Trusts at ten, and are proposing that shareholders elect Messrs. Daniel J. Ludeman, Troy A. Peery, Jr., Arnold H. Dreyfuss, Thomas F. Keller, Peter J.

Quinn, Jr., Louis W. Moelchert, Jr., Arch T. Allen, III, Weston E. Edwards, Jerry R. Barrentine, and J. Garnett Nelson to serve as Trustees of the Trusts. Messrs. Ludeman, Peery, Dreyfuss, Keller, and Moelchert currently serve as Trustees of each of the Trusts, and Mr. Quinn currently serves as Trustee of Mentor Funds and Cash Resource Trust. Information as to each of the nominees is provided below.

     Messrs. Ludeman and Quinn are "interested persons" of the Trusts, and of Mentor Advisors and Mentor Perpetual, the Trusts' investment advisors, by virtue of their positions with each of those firms and their affiliates.


                             Trustees and Officers


     The following table presents information about each of the nominees for election as Trustee, and about each of the executive officers of the Trusts. Each nominee for Trustee has agreed to serve if elected. However, if any of them declines or becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of substitute nominees. Each person named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each Trustee's and officer's principal occupation for the past five years is listed; similar prior positions within the same company may be omitted.


Trustees.

*DANIEL J. LUDEMAN, Chairman and Trustee
901 East Byrd Street, Richmond, Virginia 23219.
   Mr. Ludeman, 40, is Chairman and Chief Executive Officer of Mentor Group. He is also Chairman of Mentor Advisors and Director of Mentor Perpetual, the Trusts' investment advisors. In addition, he is Managing Director of Wheat First, and Director of Wheat, First Securities, Inc., Mentor Income Fund, Inc., and America's Utility Fund, Inc. He has been a Trustee of each of the Trusts since its organization.

TROY A. PEERY, JR., Trustee
12560 West Creek Parkway, Richmond, Virginia 23238
   Mr. Peery, 51, is President of Heilig-Meyers Company, a retail furniture company. He is also Director of S&K Famous Brands, Inc. and Open Plan Systems, Inc. He has been a Trustee of each of the Trusts since its organization.

+ARNOLD H. DREYFUSS, Trustee
901 Morefield Park Drive, Richmond, Virginia 23236
   Mr. Dreyfuss, 69, is Chairman of Eskimo Pie Corporation. He is also Director of Old America Stores. He was formerly Chairman and Chief Executive Officer of Hamilton Beach/Proctor-Silex, Inc. He has been a Trustee of each of the Trusts since its organization.

THOMAS F. KELLER, Trustee
Fuqua School of Business, Duke University, Box 90120, Durham, North Carolina 27708-0120
   Mr. Keller, 66, is R. J. Reynolds Industries Professor of Business Administration and Former Dean of Fuqua School of Business, Duke University. Mr. Keller is also Director of LADD Furniture, Inc., Wendy's International, Inc., American Business Products, Inc., Dimon, Inc., and Biogen, Inc. Mr. Keller is also Director of Nations Balanced Target Maturity Fund, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Hatteras Income Securities, Inc., Nations Institutional Reserves, Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., and Nations LifeGoal Funds, Inc. He has been a Trustee of each of the Trusts since its organization.

*PETER J. QUINN, JR., Trustee
901 East Byrd Street, Richmond, Virginia 23219
   Mr. Quinn, 37, is President of Mentor Distributors. He is also Managing Director of Mentor Group and Wheat First. In addition, he is Managing Director of Mentor Advisors and Director of Mentor Perpetual, the Trusts' investment advisors. He has been a Trustee of Mentor Funds and Cash Resource Trust since their organization.

+LOUIS W. MOELCHERT, JR., Trustee
University of Richmond, Maryland Hall, Richmond, Virginia 23173
   Mr. Moelchert, 56, is Vice President for Investments at the University of Richmond. He also serves as Trustee of The Common Fund, Director of Venture Lending & Leasing II, Inc. (a closed-end investment company), and Director of America's Utility Fund, Inc. He has been a Trustee of each of the Trusts since its organization.

ARCH T. ALLEN, III
1214 Cowper Drive, Raleigh, North Carolina 27608
   Mr. Allen, 57, is an attorney at law in Raleigh, North Carolina. He was Director of America's Utility Fund, Inc. until October 1997. Formerly, he was Vice Chancellor for Development and University Relations of the University of North Carolina at Chapel Hill.

WESTON E. EDWARDS
361 Forest Avenue, Suite 205, Laguna Beach, California 92651
   Mr. Edwards, 63, is President of Weston Edwards & Associates, a business broker and consulting firm. He is also Director of Mentor Income Fund, Inc., and Founder and Chairman of The Housing Roundtable. He was formerly President of Smart Mortgage Access, Inc.

JERRY R. BARRENTINE
17716 River Ford Drive, Davidson, North Carolina 28036
   Mr. Barrentine, 63, is President of J.R. Barrentine & Associates, a mortgage banking consulting firm. He is also Director of Mentor Income Fund, Inc. Formerly, he was Executive Vice President and Chief Financial Officer of Barclays American/Mortgage Director Corporation, and Managing Partner of Barrentine Lott & Associates, Inc., financial services consultants.

J. GARNETT NELSON
101 Shockoe Slip, Richmond, Virginia 23219
   Mr. Nelson, 58, is Consultant, Mid-Atlantic Holdings, LLC and Director of Mentor Income Fund, Inc. He is also Director of GE Investment Funds, Inc. and Lawyers Title Corporation, and is a Member of the Investment Advisory Committee, Virginia Retirement System. He was formerly Senior Vice President of The Life Insurance Company of Virginia.

Officers.
PAUL F. COSTELLO, President
901 East Byrd Street, Richmond, Virginia 23219
   Mr. Costello, 37, is Managing Director of Wheat First and Mentor Group. He is also President of America's Utility Fund, Inc. and Mentor Income Fund, Inc. In addition, he serves as Managing Director of Mentor Advisors and Director of Mentor Perpetual, the Trusts' investment advisors. He has served as President of Mentor Funds since 1995 and of Mentor Institutional Trust and Cash Resource Trust since their organization.

TERRY L. PERKINS, Treasurer
901 East Byrd Street, Richmond, Virginia 23219
   Mr. Perkins, 50, is Senior Vice President of Mentor Group. He is also Treasurer and Senior Vice President of America's Utility Fund, Inc. and Treasurer of Mentor Income Fund, Inc. He was formerly Treasurer and Comptroller of Ryland Capital Management, Inc. He has served as Treasurer of Mentor Funds and Mentor Institutional Trust since 1994 and of Cash Resource Trust since 1993.

JOHN M. IVAN, Secretary/Clerk
c/o Mentor Investment Group, 901 East Byrd Street, Richmond, Virginia 23219
   Mr. Ivan, 41, is Managing Director, Director of Compliance, and Assistant General Counsel of Wheat, First Securities, Inc. He is also Managing Director and Assistant Secretary of Wheat First, and Secretary of America's Utility Fund, Inc. and Mentor Income Fund, Inc. He has served as Secretary or Clerk, as the case may be, of Mentor Funds since 1995 and of Mentor Institutional Trust and Cash Resource Trust since their organization.
---------
   * "Interested Person" of the Trusts, Mentor Advisors, and Mentor Perpetual, as that term is defined in Section 2(a)(19) of the 1940 Act.
   + Member of the Audit Committee of each Trust.


     Certain information regarding Trustees and officers. The term of office of each person elected as a Trustee will be until he or she retires, resigns, is removed, or dies (or in the case of Mentor Institutional Trust and Cash Resource Trust until the next meeting of shareholders called for the purpose of electing Trustees, and until his or her successor is elected and qualified). The Trusts' Agreements and Declarations of Trust and By-laws do not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office has been elected by shareholders and (ii) if, as a result of a vacancy among the Trustees, fewer than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees of a Trust may be removed from office by vote of the holders of two-thirds of the outstanding shares of the Trust (and, in the case of Mentor Funds, by vote of at least two-thirds of the Trustees then in office).

     Each of the Trusts has a standing Audit Committee. The Trusts do not have standing compensation or nominating committees.

     During each Trust's most recently completed fiscal year, the Trustees met four times. The Audit Committee met twice. Under a fee schedule that took effect as of October 31, 1997, each Trustee who is not an officer or employee of Mentor Advisors or Mentor Perpetual, the Trusts' investment advisors, or their affiliates, receives an annual fee of $20,000 from the Mentor Family of Funds and an additional fee of $3,000 for each meeting attended. A portion of the annual fee will be paid by each Fund based on its net assets relative to the other Funds comprising the Mentor Family of Funds. Members of the Audit Committee receive a fee of $1,000 for each meeting of the Audit Committee they attend. The Chairman of the Audit Committee receives an additional fee of $2,000 per year. The Trusts do not pay any compensation to their officers or to Trustees who are affiliated with Mentor Advisors or Mentor Perpetual.

     The table below sets forth the compensation received by the Trustees during the most recently completed fiscal years for which figures are available.


                              COMPENSATION TABLE
 for the most recently completed fiscal year for which figures are available.



                                             (2)                   (3)
                                          Aggregate       Total Compensation from
                (1)                   Compensation from   Trusts and Fund Complex
          Name of Trustee                  Trusts            Paid to Trustees
------------------------------------ ------------------- ------------------------
               Daniel J. Ludeman               --                      --
               Troy A. Peery, Jr.         $11,175+              $  11,175
               Arnold H. Dreyfuss         $12,200+              $  12,200
               Thomas F. Keller           $12,200+              $  12,200
               Peter J. Quinn, Jr.             --                      --
               Louis W. Moelchert         $12,200+              $  18,450*
               Stanley F. Pauley          $12,200+              $  12,200
               Weston E. Edwards               --               $  28,000*
               Jerry R. Barrentine             --               $  20,000*
               J. Garnett Nelson               --               $  20,000*

---------
+ The compensation figures listed in column (2) reflect the fees paid in accordance with a fee schedule in effect through October 31, 1997. Under that schedule, Trustees of Mentor Funds and Cash Resource Trust received an annual fee of $4,000 from each Trust, and an additional fee of $500 from each Trust for each meeting attended; Trustees of Mentor Institutional Trust received from the Trust an annual fee of $100 and an additional fee of $25 for each meeting attended. Fees payable under the current schedule will be higher.

* The Total Compensation listed in column (3) for Mr. Moelchert includes compensation for services as Director of America's Utility Fund, Inc. The Total Compensation listed in column (3) for Messrs. Edwards, Barrentine, and Nelson includes compensation for services as Director of Mentor Income Fund, Inc. The Trusts, America's Utility Fund, Inc., and Mentor Income Fund, Inc. are considered part of the same "Fund Complex" for this purpose.


     The Agreements and Declarations of Trust and By-laws of the Trusts provide that each Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trusts, except if it is determined in the manner specified in the Agreements and Declarations of Trust and By-laws that such indemnification would relieve any officer or Trustee of any liability to a Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trusts, at their expense, provide liability insurance for the benefit of their Trustees and officers.

     The table below shows the shares of the Trusts held on or about November 7, 1997 by (i) each nominee and current Trustee of the Trusts and the President of each Trust and (ii) all Trustees and the President of the Trusts as a group.



                                                          Ownership of
                                                          Shares of the   Percent
Name                                                         Trusts       of Shares
-------------------------------------------------------- --------------- ----------
           Daniel J. Ludeman    ........................  16,278.131(1)      *
           Troy A. Peery, Jr.   ........................       --            --
           Arnold H. Dreyfuss   ........................       --            --
           Thomas F. Keller  ...........................       --            --
           Peter J. Quinn, Jr.  ........................   1,151.375(2)      *
           Louis W. Moelchert, Jr.    ..................       --            --
           Stanley F. Pauley ...........................       --            --
           Arch T. Allen, III   ........................       --            --
           Weston E. Edwards    ........................       --            --
           Jerry R. Barrentine  ........................       --            --
           J. Garnett Nelson    ........................       --            --
           Paul F. Costello  ...........................  14,742.837(3)      *
           All Trustees and the President as a group      32,172.343(4)      *

---------
     * Less than 1% of the outstanding shares of the Fund and the Trust in question.

(1) Includes 2,604.866 shares of the Strategy Portfolio; 1,338.311 shares of the Growth Portfolio; 440.135 shares of the Quality Income Portfolio;
    379.242 shares of the Municipal Income Portfolio; 402.483 shares of the Income and Growth Portfolio; 964.711 shares of the Capital Growth Portfolio; 269.250 shares of the Perpetual Global Portfolio; 23.601 shares of the Balanced Portfolio; 160.772 shares of the Perpetual International Portfolio; and 9,694.76 shares of Cash Resource U.S. Government Money Market Fund.

(2) Includes 232.742 shares of the Growth Portfolio; 108.739 shares of the Capital Growth Portfolio; 91.534 shares of the Perpetual Global Portfolio; and 718.36 shares of Cash Resource U.S. Government Money Market Fund.

(3) Includes 0.673 shares of the Strategy Portfolio; 137.916 shares of the Growth Portfolio; 0.782 shares of the Quality Income Portfolio; 0.657 shares of the Municipal Income Portfolio; 37.539 shares of the Income and Growth Portfolio; 84.865 shares of the Capital Growth Portfolio; 0.529 shares of the Perpetual Global Portfolio; 0.814 shares of the Short-Duration Income Portfolio; 148.462 shares of the Perpetual International Portfolio; and 14,330.600 shares of the Cash Resource Money Market Fund.

(4) Includes 2,605.539 shares of the Strategy Portfolio; 1,708.969 shares of the Growth Portfolio; 440.917 shares of the Quality Income Portfolio;
    379.899 shares of the Municipal Income Portfolio; 440.022 shares of the Income and Growth Portfolio; 1,158.315 shares of the Capital Growth Portfolio; 361.313 shares of the Perpetual Global Portfolio; 0.814 shares of the Short-Duration Income Portfolio; 23.601 shares of the Balanced Portfolio; 309.234 shares of the Perpetual International Portfolio; 14,330.600 shares of Cash Resource Money Market Fund; and 10,413.12 shares of Cash Resource U.S. Government Money Market Fund.


     Required vote. The candidates receiving the affirmative vote of a plurality of the votes cast by shareholders of a Trust at the Meeting, if a quorum is present, shall be elected Trustees of that Trust. Shares of each Trust shall vote as a single class for Trustees.

     The Trustees unanimously recommend election of each nominee for Trustee listed above.


IV. MISCELLANEOUS

     Ownership of Shares. As of the Record Date, the number of shares outstanding of each Fund was as follows: Mentor Growth Portfolio -- 30,079,137.189; Mentor Capital Growth Portfolio -- 9,364,066.432; Mentor Strategy Portfolio -- 22,392,204.364; Mentor Income and Growth Portfolio -- 9,634,997.680; Mentor Perpetual Global Portfolio -- 6,116,436.829;

Mentor Quality Income Portfolio -- 11,173,059.285, Mentor Municipal Income Portfolio -- 5,130,028.131; Mentor Short-Duration Income Portfolio -- 5,674,686.778, Mentor Balanced Portfolio -- 230,078.660; Mentor Institutional Money Market Portfolio -- 151; Mentor Institutional U.S. Government Money Market Portfolio -- 74,229,604.930; Mentor U.S. Government Cash Management Portfolio -- 2,604,830,166.530; Mentor Intermediate Duration Portfolio -- 0; Mentor Fixed-Income Portfolio -- 9,659,281.996; Mentor Perpetual International Portfolio -- 5,408,734.575; SNAP Fund -- 970,071,800.380; Cash Resource Money Market Fund -- 2,845,303,458.530; Cash Resource U.S. Government Money Market Fund -- 2,631,889,354.690; Cash Resource Tax-Exempt Money Market Fund -- 670,609,739.030; Cash Resource California Tax-Exempt Money Market Fund -- 102,448,188.780; and Cash Resource New York Tax-Exempt Money Market Fund -- 11,819,351.520. Each share is entitled to one vote, with fractional shares voting proportionally.

     The following persons are known to the Trusts to have owned of record or beneficially (within the meaning of Rule 13d-3 under the 1934 Act), as of the dates shown, 5% or more of the outstanding shares of the following Funds.




                                                     Number of     Percentage of   Approximate Percentage
                   Shareholder                        Shares        Fund Shares       of Trust Shares
------------------------------------------------- --------------- --------------- -----------------------
    Mentor Growth Portfolio
    (as of November 17, 1997)
     Bank of New York TTEE                          1,723,485.26       5.10%                1%
     Wheat First Butcher Singer 401K
     Attn: Greg Tyrka
     P.O. Box 11010
     New York, NY 10286-1010
    Mentor Short Duration Portfolio
    (as of November 17, 1997)
     EVEREN Clearing Corp.                            328,956.77       5.73%                 *
     A/C 7975-7628
     David A. Vandervelde
     111 East Kilbourn Avenue
     Milwaukee, WI 53202-6611
    Mentor Balanced Portfolio
    (as of November 5, 1997)
     WFBS Foundation                                  221,009.70        96%                  *
     Attn: Bill Fields
     P.O. Box 1357
     Richmond, VA 23219
    Mentor Institutional U.S. Government Money Market Portfolio
    (as of November 12, 1997)
     Chase Manhattan Bank TTEE                     44,826,229.08      59.11%                26%
     For EVEREN Capital Corp. 401(k) & ESOP Plan
     Attn: Sandra Madrid
     770 Broadway, 10th Floor
     New York, NY 10003-9527
     Valley Childrens Hospital                      5,893,605.36       7.77%               3.3%
     Restricted Building Fund
     Attn: Darrell Fischer
     1990 E. Gettysburg Avenue
     Fresno, Ca 93726-0244
     Loren Dooley & Ken Waterman TTEES              4,709,810.11       6.21%               2.7%
     Telenetworks ESOP PL DTD 1/1/93
     2455 Bennett Vallue Rd., STE 301B
     Santa Rosa, CA 95404-5654
     Vintage Properties LP                          3,901,168.07       5.14%               2.2%
     Special Account
     3366 Overland Road
     Boise, ID 83705-3048

                                            Number of      Percentage of   Approximate Percentage
              Shareholder                     Shares        Fund Shares       of Trust Shares
---------------------------------------- ---------------- --------------- ------------------------
    Mentor U.S. Government Cash Management Portfolio
    (as of November 12, 1997)
     Clark County Nevada                 155,052,302.85       60.12%                4.3%
     P.O. Box 1357
     Richmond, VA 23218-1357
    Mentor Fixed Income Portfolio
    (as of November 12, 1997)
     Wachovia Bank N.A.                       413,269.20       8.86%                 *
     Heilig-Meyers PSP A/C 02-46976-60
     Attn: Sherrie Prevette-Trust OPS
     Settlement Section M31051
     P.O. Box 3073
     Winston Salem, NC 27150
     Reliance Trust Company                   407,867.04       8.72%                 *
     FBO Maguire Woods Battle & Boot
     Target Benefit Pension Plan
     3384 Peachtree Rd., NE STE 900
     Atlanta, GA 30326-1106
    Mentor Perpetual International Portfolio
    (as of November 17, 1997)
     Crestar Bank TTEE                        401,632.65       7.98%                 *
     Carpenter Co. PSP
     UA DTD 6/30/74 A/C 10741001
     Attn: Barbara Crossman
     P.O. Box 26665
     Richmond, VA 23261-6665
     Wachovia Bank & Trust Co. TTEE           381,142.86       7.57%                 *
     Heilig-Meyers PSP A/C 02-46976-60
     Attn: Sherrie Prevette - Trust OPS
     Settlement Section M31051
     P.O. Box 3075
     Winston Salem, NC 27102-3075
    SNAP Fund
    (as of October 22, 1997)
     Arlington County                     56,370,529.70        5.52%                1.6%
     c/o Frank O'Leary
     31 Court House Plaza
     Arlington, VA 2216-0530
     City of Chesapeake                  140,804,652.27       13.78%                3.9%
     c/o Barbara Carraway
     P.O. Box 15245
     Chesapeake, VA 23320
     City of Suffolk                      53,486,732.18        5.23%                1.5%
     c/o Ronald Williams
     P.O. Box 1583
     441 Market Street, Room 108
     Suffolk, VA 23439
     Commonwealth of Virginia            263,323,487.34       25.77%                7.3%
     c/o Tracey Edwards
     Department of Treasury
     P.O. Box 1879
     Richmond, VA 23218

                          Number of    Percentage of   Approximate Percentage
      Shareholder           Shares      Fund Shares       of Trust Shares
------------------------ ------------ --------------- ------------------------
    Cash Resource Trust New York Tax-Exempt Money Market Fund
    (as of November 14, 1997)
     Dr. Gary Baum        698,935.68       5.91%                 *
     1430 Stevenson Rd.
     Hewlett, NY 11557
     Mrs. Patricia May    563,555.68          5%                 *
     27 Wincanton Drive
     Fairport, NY 14450

---------
* Less than 1%.


     Other business. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     Solicitation of proxies. The costs of solicitation of proxies will be borne by First Union. Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and Trustees of the Trusts (who will receive no compensation therefor in addition to their regular salaries). In addition, the firm of D.F. King & Co., Inc., has been retained by Mentor Group to assist in the solicitation of proxies at a cost to First Union which is not expected to exceed $6,000.

     The Trusts may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. The Trusts have been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Trusts are unaware of any such challenge at this time. Shareholders would be called at the phone number a Trust (or a shareholder's financial institution) has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

     Quorum. Thirty percent of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting (except that in the case of Mentor Funds any number greater than 50% shall constitute a quorum). However, approval of any new agreement will require the presence of a greater percentage of a Fund's shares at the Meeting in person or by proxy.

     Adjournment. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on one or more proposals, but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment with respect to a proposal those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies which they have been instructed to vote against such proposal, and they will vote to abstain any such proxies which they are required to abstain from voting on such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by First Union. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Tabulation of votes. Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trusts to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of negative votes on the proposal to approve the New Agreements.

     Date for receipt of shareholders' proposals for subsequent meetings of shareholders. The Trusts' Agreements and Declarations of Trust do not provide for annual meetings of shareholders, and the Trusts do not currently intend to hold such a meeting in 1998. Shareholder proposals for inclusion in a Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

                                                                    Exhibit A-1



   [Mentor Capital Growth Portfolio, Mentor Quality Income Portfolio, Mentor
        Municipal Income Portfolio, Mentor Income and Growth Portfolio]


                                  MENTOR FUNDS


                             MANAGEMENT AGREEMENT


Mentor Investment Advisors, LLC
901 East Byrd Street
Richmond, Virginia 23219

Dear Sirs:

     Mentor Funds (the "Trust"), a Massachusetts business trust, confirms its agreement with Mentor Investment Advisors, LLC (the "Adviser") with respect to the Adviser's serving as investment adviser of the Trust as set forth below.


Section 1. Investment Description; Appointment

     The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the prospectus (the "Prospectus") and in the statement of additional information (the "Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement"). Copies of the Trust's Prospectus and the Statement of Additional Information have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as its investment manager. The Adviser accepts the appointment and agrees to furnish the services described in Section 2 of this Agreement for the compensation set forth in Section 6 of, and Appendix I to, this Agreement.


Section 2. Services as Adviser; Appointment of Sub-Advisers

     (a) Subject to the supervision and direction of the Trust's Board of Trustees, the Adviser shall provide such services reasonably requested by the Trust, including but not limited to the following:

      (i) monitoring and supervising the services provided to the Trust by its administrator (the "Administrator") pursuant to a separate agreement between the Trust and the Administrator, a copy of which has been or will be submitted to the Adviser; and

      (ii) providing to the Trust investment management evaluation services principally by performing initial due diligence on prospective investment advisers ("Sub-Advisers") for each existing series of its capital stock and any series or class which the Trust may offer from time to time in the future (each, a "Portfolio"), thereafter monitoring and supervising Sub-Adviser performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Sub-Advisers and considering and approving investments and use of certain investment strategies when the Trust requests review and consideration of such matters by the Adviser. The Adviser will be responsible for communicating performance expectations and evaluations to Sub-Advisers and ultimately recommending to the Board of Trustees of the Trust whether Sub-Advisers' contracts should be renewed, modified or terminated. The Adviser will provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions; and

      (iii) conducting all operations of the Trust except those operations contracted to the Sub-Advisers, custodian, transfer agent and administrator.

     (b) The Adviser will, at its own expense, maintain sufficient staff, employ or retain sufficient personnel, and consult with any other persons that it determines may be necessary or useful to the performance of its obligations under this Agreement.


                                      A1-1

Section 3. Brokerage

     The Adviser is authorized to permit the Sub-Advisers to execute portfolio transactions for the Trust. In executing transactions and selecting brokers or dealers, each Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security or commodity interest, the price of the security or commodity interest, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser shall have the right to request of the Sub-Advisers in writing that transactions giving rise to brokerage commissions shall be executed by brokers and dealers that provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Trust and/or other accounts over which the Sub-Adviser or an affiliate exercises investment discretion. In addition, subject to the above and the applicable Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Trust shall have the right to request that such transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.


Section 4. Information Provided to the Trust

     The Adviser will keep the Trust informed of developments materially affecting the Sub-Advisers and the Portfolios and, in addition to providing the Trust with whatever statistical or other information the Trust may reasonably request with respect to its investments, the Adviser will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.


Section 5. Standard of Care

     The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to holders of the Trust's shares of beneficial interest to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.


Section 6. Compensation

     (a) In consideration of services rendered pursuant to this Agreement, each of the Trust's Portfolios will accrue daily and pay monthly a fee at the annual rate applied to the value of that Portfolio's average daily net assets as set forth in the schedule attached hereto as Appendix I. From time to time the Adviser may agree to reimburse the Trust additional expenses or waive a portion or all of its fee, in the sole discretion of the Adviser.

     (b) The fee for the period from the commencement of investment operations to the end of the month during which investment operations commence will be prorated according to the proportion that such period bears to the full monthly period, and will be payable that month. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

     (c) For the purpose of determining fees payable to the Adviser under this Agreement, the value of the Trust's net assets will be computed in the manner described in the Trust's current Prospectus and/or Statement of Additional Information.


[To be included if this Agreement is implemented prior to its approval by the Portfolios' shareholders --
  (d) Any fees payable by the Portfolios under this Agreement during the period commencing on the effective date of this Agreement and ending on the date of the initial approval of this Agreement by a majority of the outstanding voting securities of the Portfolios shall be paid by the Trust, on behalf of the Portfolios, into an interest-bearing escrow account with such unaffiliated financial institution as the Trust and the Adviser may establish, to be released to the Adviser only upon such initial approval of this Agreement, or, if such approval shall not occur within the 60 days following consummation of the merger of Wheat First Butcher Singer, Inc. with First Union Corporation, to the Portfolios.]


                                      A1-2

Section 7. Costs and Expenses

     The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it and the Trust as well as the payment of the fees of the Sub-Advisers.


Section 8. Reimbursement to the Trust

     From time to time the Adviser may agree to reimburse the Trust additional expenses or waive a portion or all of its fee payable pursuant to Section 6, in the sole discretion of the Adviser. If, in any fiscal year of the Trust, the aggregate expenses of the Trust (including fees pursuant to this agreement and the Trust's Administration Agreement with the Administrator, but excluding interest, taxes, brokerage fees, and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation imposed by any state having jurisdiction over the Trust, the Adviser will reimburse the Trust to the extent required by state law in the same proportion as its fees bear to the combined fees paid by the Trust for investment management and administration. The Adviser's expense reimbursement obligation will be limited to the amount of its fees received pursuant to this Agreement. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.


Section 9. Service to Other Companies or Accounts

     The Trust understands that the Adviser and the Sub-Advisers may act as investment managers or advisers to fiduciary and other managed accounts, including other investment companies, and the Trust has no objection to the Adviser's and Sub-Advisers' so acting, provided that whenever the Trust and one or more other accounts advised by any Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each account or company. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands and acknowledges that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of any kind or nature.


Section 10. Term of Agreement

     (a) This Agreement shall become effective upon its execution and shall continue for an initial period of two years and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or
(ii) a vote of a "majority" of the Trust's outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the "Act")), provided that in either event the continuance is also approved by a majority of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     (b) This Agreement is terminable, without penalty, on 60 days' written notice, by the Trust's Trustees or by vote of holders of a majority of the Trust's outstanding voting securities, or upon 60 days' written notice, by the Adviser.

     (c) This Agreement will terminate automatically in the event of its assignment (as defined in the Act or in rules adopted under the Act).


Section 11. Amendments

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in accordance with applicable law.


Section 12. Limitations of Liability of Trustees, Officers, Employees, Agents and Shareholders of the Trust

     The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and that the Adviser shall not seek satisfaction of any such obligations from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.


                                      A1-3

Section 13. Miscellaneous

     (a) This Agreement shall be governed by the laws of the Commonwealth of Virginia, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Investment Advisers Act of 1940, as amended, or rules or orders of the Securities and Exchange Commission thereunder.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (d) Nothing herein shall be construed as constituting the Adviser as an agent of the Trust.

     If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.


                                    Very truly yours,

                                    MENTOR FUNDS

                                    By:----------------------------------------

                                       Name:
                                       Title:

Accepted:

MENTOR INVESTMENT ADVISORS, LLC

By:------------------------------------
     Name:
     Title:

                                      A1-4

                                                                     APPENDIX I





                                                    Adviser's Rate
                                                      of Fee in
                                                    Accordance With
                                                     Section 6 of
Mentor Funds                                        the Agreement
-------------------------------------------------- ----------------
              Mentor Capital Growth Portfolio            .80%
              Mentor Quality Income Portfolio            .60%
              Mentor Municipal Income Portfolio          .60%
              Mentor Income and Growth Portfolio         .75%

                                    MENTOR FUNDS

                                    By:-----------------------------------------

                                       Name:
                                       Title:

Accepted:

MENTOR INVESTMENT ADVISORS, LLC

By:------------------------------------
   Name:
   Title:

                                      A1-5

                                                                     Exhibit A-2


[Mentor Strategy Portfolio, Mentor Short-Duration Income Portfolio, Mentor
                              Balanced Portfolio]


                                 MENTOR FUNDS


                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     This Management Contract dated as of       between MENTOR FUNDS, a
Massachusetts business trust (the "Trust"), on behalf of the [NAME OF PORTFOLIO], and MENTOR INVESTMENT ADVISORS, LLC, a Virginia limited liability company (the "Manager").

     WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:


1. SERVICES TO BE RENDERED BY THE MANAGER TO TRUST.

     (a) The Manager, at its expense, will furnish continuously an investment program for the series of shares of beneficial interest of the Trust designated for such purpose by the Trustees (the "Portfolio"), will determine what investments shall be purchased, held, sold, or exchanged by each of the Funds and what portion, if any, of the assets of a Portfolio shall be held uninvested and shall, on behalf of each Portfolio, make changes in the Portfolio's investments. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and each Portfolio's stated investment objectives, policies, and restrictions, and will use its best efforts to safeguard and promote the welfare of the Trust and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

     (b) The Manager, at its expense, except as such expense is paid by the Trust as provided in Section 1(d), will furnish all necessary investment and related management facilities, including, salaries of personnel, required for it to execute its duties faithfully. The Manager will pay the compensation, if any, of certain officers of the Trust carrying out the investment management and related duties provided for by this Contract.

     (c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for each Portfolio's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall give primary consideration to securing for each Portfolio the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In doing so, the Manager, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Portfolio and to other clients of the Manager as to which the Manager exercises investment discretion.

     (d) The Trust, on behalf of the Portfolio, hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of each Portfolio which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and each Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

     (e) The Manager shall not be obligated to pay any expenses of or for the Trust not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.


                                      A2-1

2. OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers, and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service, or other contracts with other organizations and persons, and may have other interests and business.


3. COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

     As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, each Portfolio shall pay the Manager, as promptly as possible after the last day of each month, a fee, calculated daily, of [0.85 of 1% in the case of Mentor Strategy Portfolio; 0.50 of 1% in the case of Mentor Short-Duration Income Portfolio; 0.75 of 1% in the case of Mentor Balanced Portfolio] annually of the Portfolio's average daily net assets. The first payment of the fee shall be made as promptly as possible at the end of the month next succeeding the effective date of this Agreement in respect of the Portfolio, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Portfolio shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Trustees. Each such payment shall be accompanied by a report of the Trust prepared either by the Trust or by a reputable firm of independent accountants which shall show the amount properly payable to the Manager under this Agreement and the detailed computation thereof.

[To be included if this Contract is implemented prior to its approval by the Portfolio's shareholders --
  Any fees payable by the Portfolio under this Contract during the period commencing on the effective date of this Contract and ending on the date of the initial approval of this Contract by a majority of the outstanding voting securities of the Portfolio shall be paid by the Trust, on behalf of the Portfolio, into an interest-bearing escrow account with such unaffiliated financial institution as the Trust and the Manager may establish, to be released to the Manager only upon such initial approval of this Contract, or, if such approval shall not occur within the 60 days following consummation of the merger of Wheat First Butcher Singer, Inc. with First Union Corporation, to the Portfolio.]


4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

     This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Portfolio, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.


5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective upon its execution and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

     (a) Either party hereto may at any time terminate this Contract as to one or more Funds or as to the Trust as a whole by not more than sixty days nor less than thirty days written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

     (b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of any Portfolio, and
(ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on or the expiration of one year from the effective date of the last such continuance, whichever is later.

     Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the affected Portfolio.


                                      A2-2

     Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.


6. CERTAIN DEFINITIONS.

     For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of a Portfolio means the affirmative vote, at a duly called and held meeting of such shareholders, (a) of the holders of 67% or more of the shares of the Portfolio present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting, whichever is less.

     For the purposes of this Contract, the terms "affiliated person," "control," "interested person," and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder.


7. NON-LIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder.


8. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust but are binding only upon the assets and property of the Trust.

     IN WITNESS WHEREOF, MENTOR FUNDS and MENTOR INVESTMENT ADVISORS, LLC, have each caused this instrument to be signed in duplicate in its behalf by its President or Vice President thereunto duly authorized, all as of the day and year first above written.


                                    MENTOR FUNDS
                                    on behalf of [Name of Portfolio]

                                    By:-----------------------------------------

                                       Title:




                                    MENTOR INVESTMENT ADVISORS, LLC

                                    By:-----------------------------------------

                                       Title:

                                      A2-3

                                                                     Exhibit A-3


                           [Mentor Growth Portfolio]


                                 MENTOR FUNDS


                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


     This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, made this   th day of by
     and between MENTOR FUNDS, a Massachusetts business trust (the "Trust"), and MENTOR INVESTMENT ADVISORS, LLC, a Virginia limited liability company (the "Adviser").


                            RECITALS OF THE PARTIES

     A. The Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act") and has registered the shares of beneficial interest of Mentor Growth Portfolio, a series of shares of beneficial interest of the Trust (the "Portfolio"), for sale to the public under the Securities Act of 1933 and various state securities laws; and

     B. The Trust, on behalf of the Portfolio, wishes to retain the Adviser to provide investment advisory and management services to the Portfolio; and

     C. The Adviser is willing to furnish such services on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the foregoing and mutual covenants herein contained, it is agreed as follows:

     1. Information Furnished. The Trust, on behalf of the Portfolio, shall at all times keep the Adviser fully informed with regard to the securities owned by the Portfolio, its funds available, or to become available, for investment, and generally as to its investments and investment program. It shall furnish the Adviser with such other documents and information with regard to its investments and investment program as the Trustees may from time to time reasonably request.

   2. Research, Purchase, Sale, etc. of Securities.

     (a) Subject to the direction and control of the Trustees of the Trust, the Adviser shall regularly provide the Portfolio with investment research, investment advice, and investment management and supervision and shall furnish a continuous investment program for the Portfolio's portfolio of securities consistent with the Portfolio's investment goals and policies. The Adviser shall determine from time to time what securities will be purchased, retained or sold by the Portfolio, and shall implement those decisions, all subject to the supervision and direction of the Trustees, the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state law, as well as the investment goals and policies of the Portfolio.

     (b) The Trust, on behalf of the Portfolio, hereby authorizes any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

     3. Management Policies. In providing investment management services to the Portfolio, the Adviser shall give primary consideration to securing the most favorable price and efficient execution. In so doing, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. The Portfolio recognizes that it is desirable that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers and that such brokers may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser is authorized to pay higher brokerage commissions for the purchase and sale of securities for the Portfolio to brokers who provide such research and analyses, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.


                                      A3-1

     4. Aggregation of Orders. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

   5. Nonexclusive Agreement.

     (a) The Trust understands that the Adviser now acts and will continue to act as investment adviser to various fiduciary or other managed accounts, and the Portfolio has no objection to the Adviser's so acting. In addition, it is understood that the persons employed by the Adviser to assist in the performance of its duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     (b) The Trust understands that from time to time hereafter the Adviser may act as investment adviser to one or more other investment companies, and the Trust has no objection to the Adviser's so acting, provided that when two or more companies managed by the Adviser have available funds for investment in money market instruments, available money market investments will be allocated in accordance with a formula believed to be equitable to each company. It is recognized that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio.

   6. Expenses.

     (a) The Adviser shall maintain all books and records with respect to the Portfolio's securities transactions and keep the Portfolio's books of account in accordance with all applicable federal and state laws and regulations. The Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected.

     (b) The Adviser shall bear the cost of rendering the investment management services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Trust who are employees of the Adviser.

     (c) Other than as herein specifically indicated, the Adviser shall not be responsible for the Portfolio's expenses. Specifically, the Adviser will not be responsible, except to the extent of the reasonable compensation of employees of the Trust whose services may be used by the Adviser hereunder, for any of the following expenses of the Portfolio, which expenses shall be borne by the
Portfolio: interest, taxes, governmental fees or membership dues; brokerage commissions or charges, if any; fees of custodians, transfer agents, registrars or other agents; expense of preparing share certificates; expenses relating to the redemption or repurchase of the Portfolio's shares; expenses of registering and qualifying Portfolio shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Portfolio shareholders; cost of stationery; costs of shareholders' and other meetings of the Portfolio; traveling expenses of officers, Trustees and employees of the Trust, if any; fees of the Trust's independent Trustees and salaries of any officers or employees who are not affiliated with the Adviser; and the Portfolio's pro rata portion of premiums on any fidelity bond and other insurance covering the Trust and its officers and Trustees.

     (d) If, in any fiscal year, the Portfolio's total operating expenses, exclusive of taxes, interest, brokerage fees, distribution fees and extraordinary expenses (to the extent permitted by applicable state securities laws and regulations), exceed the lowest applicable annual expense limitation established pursuant to statute or regulation of any jurisdiction in which shares of the Portfolio are offered for sale, the Adviser will reimburse (or assume expenses of) the Portfolio for the amount of such excess. Such expense reimbursement (or assumption), will be estimated, reconciled and paid (or assumed) on a monthly basis.

     7. Salaries. No Trustee, officer or employee of the Trust shall receive from the Trust any salary or other compensation as such Trustee, officer or employee while he is at the same time a Trustee, officer or employee of the Adviser or any affiliated company of the Adviser. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Adviser's or any affiliated company's staff.


     8. Compensation of Adviser. As compensation for the services performed and the facilities furnished and expenses assumed by the Adviser, including the services of any consultants retained by the Adviser, the Portfolio shall pay the Adviser, as promptly as possible after the last day of each month, a fee, calculated daily, of .70 of 1% annually of the Portfolio's average daily net assets. The first payment of the fee shall be made as promptly as possible at the end of the month next


                                      A3-2
succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Adviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Portfolio shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Trustees. Each such payment shall be accompanied by a report of the Trust prepared either by the Trust or by a reputable firm of independent accountants which shall show the amount properly payable to the Adviser under this Agreement and the detailed computation thereof.


[To be included if this Agreement is implemented prior to its approval by the Portfolio's shareholders --
  Any fees payable by the Portfolio under this Agreement during the period commencing on the effective date of this Agreement and ending on the date of the initial approval of this Agreement by a majority of the outstanding voting securities of the Portfolio shall be paid by the Trust, on behalf of the Portfolio, into an interest-bearing escrow account with such unaffiliated financial institution as the Trust and the Adviser may establish, to be released to the Adviser only upon such initial approval of this Agreement, or, if such approval shall not occur within the 60 days following consummation of the merger of Wheat First Butcher Singer, Inc. with First Union Corporation, to the Portfolio.]


9. Responsibility of Adviser. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be responsible for any action of the Trustees in following or declining to follow any advice or recommendation of the Adviser; provided, however, that nothing in this Agreement shall protect the Adviser against any liability to the Portfolio or its shareholders to which it would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

10. Limitation of Employment. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Adviser who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Adviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other corporation, firm, individual or association.

11. Definitions. As used in this Agreement, the terms "securities," and "net assets," shall have the meanings ascribed or attributed to them in the Registration Statement of the Trust on Form N-1A; and the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

12. Term. Subject to the provisions of paragraphs 13 and 14 below, this Agreement will remain in effect for two years from the date of its execution and from year to year thereafter, provided that the Adviser does not notify the Trust in writing at least sixty (60) days prior to the expiration date in any year that it does not wish continuance of the Agreement for an additional year.


13. Termination. This Agreement shall terminate automatically in the event of its assignment by the Adviser and shall not be assignable by the Portfolio without the consent of the Adviser. This Agreement may also be terminated at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities of the Portfolio by sixty (60) days' written notice addressed to the Adviser at its principal place of business.

14. Approval of Trustees. This Agreement shall be submitted for approval to the Trustees annually and shall continue in effect only so long as specifically approved annually by vote of a majority of the Trustees who are not parties to this Agreement or interested persons of such parties, cast in person at a meeting called for that purpose, and either by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by majority vote of the Trustees.

15. Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of Sate of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust but are binding only upon the assets and property of the Trust.


                                      A3-3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

                                    MENTOR FUNDS
                                    on behalf of Mentor Growth Portfolio

                                    By:-----------------------------------------
                                       Title:


                                    MENTOR INVESTMENT ADVISORS, LLC

                                    By:-----------------------------------------
                                       Title:

                                      A3-4

                                                                     Exhibit A-4


                      [Mentor Perpetual Global Portfolio]


                                 MENTOR FUNDS


                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     This Investment Advisory and Management Agreement dated as of between MENTOR FUNDS, a Massachusetts business trust (the "Trust"), and MENTOR PERPETUAL ADVISORS, LLC, a Virginia limited liability company (the "Manager").

     WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:


1. SERVICES TO BE RENDERED BY THE MANAGER TO TRUST.

     (a) The Manager, at its expense, will furnish continuously an investment program for Mentor Perpetual Global Portfolio (the "Portfolio"), will determine what investments shall be purchased, held, sold, or exchanged by the Portfolio and what portion, if any, of the assets of the Portfolio shall be held uninvested and shall make changes in the Portfolio's investments. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Portfolio and the Portfolio's stated investment objectives, policies, and restrictions, and will use its best efforts to safeguard and promote the welfare of the Portfolio and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

     (b) The Manager, at its expense, except as such expense is paid by the Portfolio as provided in Section 1(e), will furnish all necessary investment and related management facilities, including salaries of personnel, required for it to execute its duties faithfully. The Manager will pay the compensation, if any, of certain officers of the Trust carrying out the investment management and related duties provided for by this Agreement.

     (c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Portfolio's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall give primary consideration to securing for the Portfolio the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In doing so, the Manager, bearing in mind the Portfolio's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Portfolio and to other clients of the Manager as to which the Manager exercises investment discretion.

     (d) The Trust, on behalf of the Portfolio, hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

     (e) The Manager shall not be obligated to pay any expenses of or for the Portfolio not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.


                                      A4-1

2. OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers, and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Portfolio. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service, or other agreements with other organizations and persons, and may have other interests and business.


3. COMPENSATION TO BE PAID BY THE PORTFOLIO TO THE MANAGER.

     As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Portfolio shall pay the Manager, as promptly as possible after the last day of each month, a fee, calculated daily, of 1.10% annually of the Portfolio's average daily net assets up to $75 million, and 1.00% annually of the Portfolio's average daily net assets over $75 million. The first payment of the fee shall be made as promptly as possible at the end of the month next succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date that is not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Portfolio shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Trustees. Each such payment shall be accompanied by a report of the Trust prepared either by the Trust or by a reputable firm of independent accountants which shall show the amount properly payable to the Manager under this Agreement and the detailed computation thereof.


[To be included if this Agreement is implemented prior to its approval by the Portfolio's shareholders --
  Any fees payable by the Portfolio under this Agreement during the period commencing on the effective date of this Agreement and ending on the date of the initial approval of this Agreement by a majority of the outstanding voting securities of the Portfolio shall be paid by the Trust, on behalf of the Portfolio, into an interest-bearing escrow account with such unaffiliated financial institution as the Trust and the Manager may establish, to be released to the Manager only upon such initial approval of this Agreement, or, if such approval shall not occur within the 60 days following consummation of the merger of Wheat First Butcher Singer, Inc. with First Union Corporation, to the Portfolio.]


4. ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

     This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Agreement shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Portfolio, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.


5. EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

     This Agreement shall become effective upon its execution and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

     (a) Either party hereto may at any time terminate this Agreement by not more than sixty days nor less than thirty days written notice delivered or mailed by registered mail, postage prepaid, to the other party, or


     (b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Portfolio, and
(ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall
automatically terminate at the close of business on       or the expiration of
one year from the effective date of the last such continuance, whichever is later.


     Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Portfolio.

     Termination of this Agreement pursuant to this Section 5 will be without the payment of any penalty.

                                      A4-2

6. CERTAIN DEFINITIONS.

     For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Portfolio means the affirmative vote, at a duly called and held meeting of such shareholders, (a) of the holders of 67% or more of the shares of the Portfolio present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting, whichever is less.

     For the purposes of this Agreement, the terms "affiliated person", "control", "interested person," and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder.


7. NON-LIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder.


8. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust but are binding only upon the assets and property of the Trust.

     IN WITNESS WHEREOF, MENTOR FUNDS and MENTOR PERPETUAL ADVISORS, LLC, have each caused this instrument to be signed in duplicate in its behalf by its President or Vice President thereunto duly authorized, all as of the day and year first above written.

                                    MENTOR FUNDS
                                    on behalf of Mentor Perpetual Global
                                    Portfolio

                                    By:-----------------------------------------








                                    MENTOR PERPETUAL ADVISORS, LLC


                                    By:-----------------------------------------




                                      A4-3

                                                                     Exhibit A-5

[Mentor Institutional Money Market Portfolio, Mentor Institutional U.S.
                       Government Money Market Portfolio]


                                 MENTOR FUNDS


                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     This Investment Advisory and Management Agreement dated as of between MENTOR FUNDS, a Massachusetts business trust (the "Trust"), and MENTOR INVESTMENT ADVISORS, LLC, a Virginia limited liability company (the "Manager").


     WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:


1. SERVICES TO BE RENDERED BY THE MANAGER TO TRUST.

     (a) The Manager, at its expense, will furnish continuously an investment program for the [Name of Portfolio], a series of the Trust (the "Portfolio"), will determine what investments shall be purchased, held, sold, or exchanged by the Portfolio and what portion, if any, of the assets of the Portfolio shall be held uninvested and shall make changes in the Portfolio's investments. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Portfolio and the Portfolio's stated investment objectives, policies, and restrictions, and will use its best efforts to safeguard and promote the welfare of the Portfolio and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

     (b) The Manager, at its expense, except as such expense is paid by the Portfolio as provided in Section 1(e), will furnish all necessary investment and related management facilities, including salaries of personnel, required for it to execute its duties faithfully. The Manager will pay the compensation, if any, of certain officers of the Trust carrying out the investment management and related duties provided for by this Agreement.


     (c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Portfolio's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall give primary consideration to securing for the Portfolio the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In doing so, the Manager, bearing in mind the Portfolio's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Portfolio and to other clients of the Manager as to which the Manager exercises investment discretion.

     (d) The Trust, on behalf of the Portfolio, hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

     (e) The Manager shall not be obligated to pay any expenses of or for the Portfolio not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.


                                      A5-1

2. OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers, and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Portfolio. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service, or other agreements with other organizations and persons, and may have other interests and business.


3. COMPENSATION TO BE PAID BY THE PORTFOLIO TO THE MANAGER.


     As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Portfolio shall pay the Manager, as promptly as possible after the last day of each month, a fee, calculated daily, at the following annual rates (as a percentage of the Portfolio's average daily net assets): 0.22% of the first $500 million; 0.20% of the next $500 million; 0.175% of the next $1 billion; 0.16% of the next $1 billion; 0.15% of any amounts over $3 billion. The first payment of the fee shall be made as promptly as possible at the end of the month next succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date that is not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Portfolio shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Trustees. Each such payment shall be accompanied by a report of the Trust prepared either by the Trust or by a reputable firm of independent accountants which shall show the amount properly payable to the Manager under this Agreement and the detailed computation thereof.

[To be included if this Agreement is implemented prior to its approval by the Portfolio's shareholders --
  Any fees payable by the Portfolio under this Agreement during the period commencing on the effective date of this Agreement and ending on the date of the initial approval of this Agreement by a majority of the outstanding voting securities of the Portfolio shall be paid by the Trust, on behalf of the Portfolio, into an interest-bearing escrow account with such unaffiliated financial institution as the Trust and the Manager may establish, to be released to the Manager only upon such initial approval of this Agreement, or, if such approval shall not occur within the 60 days following consummation of the merger of Wheat First Butcher Singer, Inc. with First Union Corporation, to the Portfolio.]


4. ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

     This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Agreement shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Portfolio, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.


5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.


     This Contract shall become effective upon its execution and shall remain in full force and effect continuously thereafter until the close of business on
      (unless terminated automatically as set forth in Section 4), and shall continue for successive one-year periods thereafter, if approved in accordance with Section 6, until terminated by either party hereto at any time by not more than sixty days nor less than thirty days written notice delivered or mailed by registered mail, postage prepaid, to the other party. Such action by the Trust with respect to termination may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.


     Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.


6. ANNUAL APPROVAL.

     For additional terms after the initial term of this Contract, this Contract shall be submitted for approval to the Trustees annually and shall continue in effect only so long as specifically approved annually by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.


                                      A5-2

7. CERTAIN DEFINITIONS.

     For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Portfolio means the affirmative vote, at a duly called and held meeting of such shareholders, (a) of the holders of 67% or more of the shares of the Portfolio present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting, whichever is less.

     For the purposes of this Agreement, the terms "affiliated person", "control", "interested person," and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder.


8. NON-LIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder.


9. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust but are binding only upon the assets and property of the Trust.


     IN WITNESS WHEREOF, MENTOR FUNDS and MENTOR INVESTMENT ADVISORS, LLC, have each caused this instrument to be signed in duplicate in its behalf by its President or Vice President thereunto duly authorized, all as of the day and year first above written.

                                    MENTOR FUNDS
                                    on behalf of [Name of Portfolio]


                                    By:-----------------------------------------




                                    MENTOR INVESTMENT ADVISORS, LLC



                                    By:-----------------------------------------




                                      A5-3

                                                                     Exhibit A-6

    [Mentor Fixed-Income Portfolio, Mentor Intermediate Duration Portfolio, and Mentor U.S. Government Cash Management Portfolio]


                           MENTOR INSTITUTIONAL TRUST


                              MANAGEMENT CONTRACT

     This Management Contract dated as of       between MENTOR INSTITUTIONAL
TRUST, a Massachusetts business trust (the "Trust"), and MENTOR INVESTMENT ADVISORS, LLC, a Virginia limited liability company (the "Manager")

     WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:


1. SERVICES TO BE RENDERED BY THE MANAGER TO TRUST.

     (a) The Manager, at its expense, will furnish continuously an investment program for each of the series of shares of beneficial interest of the Trust designated for such purpose by the Trustees (each, a "Portfolio"), will determine what investments shall be purchased, held, sold, or exchanged by each of the Portfolios and what portion, if any, of the assets of a Portfolio shall be held uninvested and shall, on behalf of each Portfolio, make changes in the Portfolio's investments. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and each Portfolio's stated investment objectives, policies, and restrictions, and will use its best efforts to safeguard and promote the welfare of the Trust and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

     (b) The Manager, at its expense, will furnish (i) all necessary investment and related management facilities, including, salaries of personnel, required for it to execute its duties faithfully, (ii) suitable office space for the Trust, and (iii) administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the efficient performance of its obligations. The Manager will pay the compensation, if any, of certain officers of the Trust.

     (c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for each Portfolio's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall give primary consideration to securing for each Portfolio the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In doing so, the Manager, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Portfolio to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Manger determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Portfolio and to other clients of the Manager as to which the Manager exercises investment discretion.

     (d) The Trust, on behalf of the Portfolios, hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of each Portfolio which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and each Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).


                                      A6-1

2. OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers, and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service, or other contracts with other organizations and persons, and may have other interests and business.


3. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

     This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the affected Portfolio, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.


4. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective upon its execution and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 3) until terminated as follows:

     (a) Either party hereto may at any time terminate this Contract as to one or more Portfolios or as to the Trust as a whole by not more than sixty days nor less than thirty days written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

     (b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of any Portfolio, and
(ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate (as to the Trust as a whole or as to the affected
Portfolio, as the case may be) at the close of business on       or the
expiration of one year from the effective date of the last such continuance, whichever is later.

     Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the affected Portfolio.

     Termination of this Contract pursuant to this Section 4 will be without the payment of any penalty.


5. CERTAIN DEFINITIONS.

     For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of a Portfolio means the affirmative vote, at a duly called and held meeting of such shareholders, (a) of the holders of 67% or more of the shares of the Portfolio present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting, whichever is less.

     For the purposes of this Contract, the terms "affiliated person," "control," "interested person," and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940, as amended and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder.


6. NON-LIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act of omission in the course of, or connected with, rendering services hereunder.


                                      A6-2

7. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust, but are binding only upon the assets and property of the Trust.

     IN WITNESS WHEREOF, MENTOR INSTITUTIONAL TRUST and MENTOR INVESTMENT ADVISORS, LLC, have each caused this instrument to be signed in duplicate in its behalf by its president or Vice President thereunto duly authorized, all as of the day and year first above written. This document is executed by each of the parties hereto under seal. This Agreement shall be governed and construed in accordance with the laws (other than conflict of laws rules) of The Commonwealth of Massachusetts.

                                    MENTOR INSTITUTIONAL TRUST

                                    By:-----------------------------------------




                                    MENTOR INVESTMENT ADVISORS, LLC


                                    By:-----------------------------------------




                                      A6-3

                                                                     Exhibit A-7

                                  [SNAP Fund]


                          MENTOR INSTITUTIONAL TRUST


                              MANAGEMENT CONTRACT

     This Management Contract dated as of       between MENTOR INSTITUTIONAL
TRUST, a Massachusetts business trust (the "Trust"), on behalf of SNAP Fund (the "Fund"), a series of shares of beneficial interest of Trust, and MENTOR INVESTMENT ADVISORS, LLC, a Virginia limited liability company (the "Manager")

     WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:


1. SERVICES TO BE RENDERED BY THE MANAGER TO FUND.

     (a) The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what investments shall be purchased, held, sold, or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund's investments. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and the Fund's stated investment objectives, policies, and restrictions, and will use its best efforts to safeguard and promote the welfare of the Trust and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

     (b) The Manager, at its expense, will furnish (i) all necessary investment and related management facilities, including, salaries of personnel, required for it to execute its duties faithfully, (ii) suitable office space for the Trust, and (iii) administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the efficient performance of its obligations. The Manager will pay the compensation, if any, of certain officers of the Trust.

     (c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall give primary consideration to securing for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In doing so, the Manager, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion.

     (d) The Trust, on behalf of the Fund, hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).


                                      A7-1

2. OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers, and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service, or other contracts with other organizations and persons, and may have other interests and business.


3. COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

     As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, promptly (but in any event within three business days) after the last day of each calendar month, a fee, calculated daily, at an annual rate as follows: for the first $500 million of assets under management, .09% of the average daily net assets in the Fund; for the next $250 million under management, .08% of the average daily net assets in the Fund; for the next $250 million under management, .07% of the average daily net assets in the Fund; for the next $250 million under management, .06% of the average daily net assets in the Fund; and for any amounts over $1.25 billion under management, .05% of the average daily net assets in the Fund.

     If this Contract is terminated as of any date not the last day of a calendar month, the fee payable to the Manager shall be paid promptly (but in any event within three business days) after such date of termination.

     The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board of Directors. Each such payment shall be accompanied by a report of the Fund prepared either by the Fund or by a reputable firm of independent accountants which shall show the amount properly payable to the Manager under this Contract and the detailed computation thereof.

[To be included if this Contract is implemented prior to its approval by the Fund' shareholders --
  Any fees payable by the Fund under this Contract during the period commencing on the effective date of this Contract and ending on the date of the initial approval of this Contract by a majority of the outstanding voting securities of the Fund shall be paid by the Trust, on behalf of the Fund, into an interest-bearing escrow account with such unaffiliated financial institution as the Trust and the Manager may establish, to be released to the Manager only upon such initial approval of this Contract, or, if such approval shall not occur within the 60 days following consummation of the merger of Wheat First Butcher Singer, Inc. with First Union Corporation, to the Fund.]


4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

     This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.


5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective upon its execution and shall remain in full force and effect continuously thereafter until the close of business on
      (unless terminated automatically as set forth in Section 4), and shall continue for successive one-year periods thereafter, if approved in accordance with Section 6, until terminated by either party hereto at any time by not more than sixty days nor less than thirty days written notice delivered or mailed by registered mail, postage prepaid, to the other party. Such action by the Trust with respect to termination may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund. Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.


                                      A7-2

6. ANNUAL APPROVAL.

     For additional terms after the initial term of this Contract, this Contract shall be submitted for approval to the Trustees annually and shall continue in effect only so long as specifically approved annually by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.


7. CERTAIN DEFINITIONS.

     For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of such shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or
(b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     For the purposes of this Contract, the terms "affiliated person", "control", "interested person," and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder.


8. NON-LIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder.


9. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust but are binding only upon the assets and property of the Trust.

     IN WITNESS WHEREOF, MENTOR INSTITUTIONAL TRUST and MENTOR INVESTMENT ADVISORS, LLC, have each caused this instrument to be signed in duplicate in its behalf by its President or Vice President thereunto duly authorized, all as of the day and year first above written. This document is executed by each of the parties hereto under seal. This Agreement shall be governed and construed in accordance with the laws (other than conflict of laws rules) of The Commonwealth of Massachusetts.

                                    MENTOR INSTITUTIONAL TRUST
                                    On behalf of SNAP Fund

                                    By:-----------------------------------------




                                    MENTOR INVESTMENT ADVISORS, LLC


                                    By:-----------------------------------------




                                      A7-3

                                                                     Exhibit A-8

                   [Mentor Perpetual International Portfolio]


                             MENTOR INSTITUTIONAL


              TRUST INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     This Investment Advisory and Management Agreement dated as of between MENTOR INSTITUTIONAL TRUST, a Massachusetts business trust (the "Trust"), and MENTOR PERPETUAL ADVISORS, LLC, a Virginia limited liability company (the "Manager").

     WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:


1. SERVICES TO BE RENDERED BY THE MANAGER TO TRUST.

     (a) The Manager, at its expense, will furnish continuously an investment program for Mentor Perpetual International Portfolio (the "Portfolio"), will determine what investments shall be purchased, held, sold, or exchanged by the Portfolio and what portion, if any, of the assets of the Portfolio shall be held uninvested and shall make changes in the Portfolio's investments. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Portfolio and the Portfolio's stated investment objectives, policies, and restrictions, and will use its best efforts to safeguard and promote the welfare of the Portfolio and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

     (b) The Manager, at its expense, except as such expense is paid by the Portfolio as provided in Section 1(e), will furnish all necessary investment and related management facilities, including salaries of personnel, required for it to execute its duties faithfully. The Manager will pay the compensation, if any, of certain officers of the Trust carrying out the investment management and related duties provided for by this Agreement.

     (c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Portfolio's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall give primary consideration to securing for the Portfolio the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In doing so, the Manager, bearing in mind the Portfolio's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Portfolio and to other clients of the Manager as to which the Manager exercises investment discretion.

     (d) The Trust, on behalf of the Portfolio, hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Portfolio hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

     (e) The Manager shall not be obligated to pay any expenses of or for the Portfolio not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.


                                      A8-1

2. OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers, and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Portfolio. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service, or other agreements with other organizations and persons, and may have other interests and business.


3. COMPENSATION TO BE PAID BY THE PORTFOLIO TO THE MANAGER.

     As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Portfolio shall pay the Manager, as promptly as possible after the last day of each month, a fee, calculated daily, of 1.00% annually of the Portfolio's average daily net assets. The first payment of the fee shall be made as promptly as possible at the end of the month next succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date that is not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Portfolio in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month.

     The average daily net assets of the Portfolio shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Trustees. Each such payment shall be accompanied by a report of the Trust prepared either by the Trust or by a reputable firm of independent accountants which shall show the amount properly payable to the Manager under this Agreement and the detailed computation thereof.

[To be included if this Agreement is implemented prior to its approval by the Portfolio's shareholders --
  Any fees payable by the Portfolio under this Agreement during the period commencing on the effective date of this Agreement and ending on the date of the initial approval of this Agreement by a majority of the outstanding voting securities of the Portfolio shall be paid by the Trust, on behalf of the Portfolio, into an interest-bearing escrow account with such unaffiliated financial institution as the Trust and the Manager may establish, to be released to the Manager only upon such initial approval of this Agreement, or, if such approval shall not occur within the 60 days following consummation of the merger of Wheat First Butcher Singer, Inc. with First Union Corporation, to the Portfolio.]


4. ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

     This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Agreement shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Portfolio, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.


5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective upon its execution and shall remain in full force and effect continuously thereafter until the close of business on
      (unless terminated automatically as set forth in Section 4), and shall continue for successive one-year periods thereafter, if approved in accordance with Section 6, until terminated by either party hereto at any time by not more than sixty days nor less than thirty days written notice delivered or mailed by registered mail, postage prepaid, to the other party. Such action by the Trust with respect to termination may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

     Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.


6. ANNUAL APPROVAL.

     For additional terms after the initial term of this Contract, this Contract shall be submitted for approval to the Trustees annually and shall continue in effect only so long as specifically approved annually by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.


                                      A8-2

7. CERTAIN DEFINITIONS.

     For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Portfolio means the affirmative vote, at a duly called and held meeting of such shareholders, (a) of the holders of 67% or more of the shares of the Portfolio present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at such meeting, whichever is less.

     For the purposes of this Agreement, the terms "affiliated person," "control," "interested person," and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulationsthereunder.


8. NON-LIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder.


9. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust but are binding only upon the assets and property of the Trust.

     IN WITNESS WHEREOF, MENTOR INSTITUTIONAL TRUST and MENTOR PERPETUAL ADVISORS, LLC, have each caused this instrument to be signed in duplicate in its behalf by its President or Vice President thereunto duly authorized, all as of the day and year first above written.

                                    MENTOR INSTITUTIONAL TRUST
                                    on behalf of Mentor Perpetual International
                                    Portfolio

                                    By:-----------------------------------------




                                    MENTOR PERPETUAL ADVISORS, LLC


                                    By:-----------------------------------------




                                      A8-3

                                                                     Exhibit A-9

  [Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market Fund, Cash Resource Tax-Exempt Money Market Fund, Cash Resource California Tax-
     Exempt Money Market Fund, and Cash Resource New York Tax-Exempt
                             Money Market Fund]


                              CASH RESOURCE TRUST


                              MANAGEMENT CONTRACT

     This Management Contract dated as of       between CASH RESOURCE TRUST, a
Massachusetts business trust (the "Trust"), and MENTOR INVESTMENT ADVISORS, LLC, a Virginia limited liability company (the "Manager")

     WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:


1. SERVICES TO BE RENDERED BY THE MANAGER TO TRUST.

     (a) The Manager, at its expense, will furnish continuously an investment program for each of the series of shares of beneficial interest of the Trust (each, a "Fund"), will determine what investments shall be purchased, held, sold, or exchanged by each of the Funds and what portion, if any, of the assets of a Fund shall be held uninvested and shall, on behalf of each Fund, make changes in the Fund's investments. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and each Fund's stated investment objectives, policies, and restrictions, and will use its best efforts to safeguard and promote the welfare of the Trust and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

     (b) The Manager, at its expense, except as such expense is paid by the Trust as provided in Section 1(d), will furnish all necessary investment and related management facilities, including, salaries of personnel, required for it to execute its duties faithfully. The Manager will pay the compensation, if any, of certain officers of the Trust carrying out the investment management and related duties provided for by this Contract.

     (c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for each Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for a Fund the most favorable price and execution available, the Manager, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker or dealer involved, and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Trust's account, neither the Manager nor any officer, director, employee, or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

     (d) The Manager shall not be obligated to pay any expenses of or for the Trust not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.


                                      A9-1

2. OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers, and employees of the Trust may be a shareholder, director, officer, or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service, or other contracts with other organizations and persons, and may have other interests and business.


3. COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

     The Trust will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee in respect of each of the Funds, computed and paid monthly at the following annual rates (based on the assets of each Fund taken separately): 0.22% of the first $500 million of the Fund's average net assets; 0.20% of the next $500 million; 0.175% of the next $1 billion; 0.16% of the next $1 billion; and 0.15% of any amounts over $3 billion.

     Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month which this Contract is in effect. Such fees shall be payable for each month within 7 days after the close of such month and shall commence accruing as of the date of the initial issuance of shares of the Trust to the public.

     The fees payable by the Trust to the Manager pursuant to this Section 3 shall be reduced by any commissions, fees, brokerage, or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Trust, less any direct expenses approved by the Trustees incurred by the Manager or any affiliate of the Manager in connection with obtaining such payments.

     In the event that expenses of any Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of that Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of any Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of that Fund, to the extent required by such expense limitation.

     If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

[To be included if this Contract is implemented prior to its approval by the Fund's shareholders --
  Any fees payable by the Fund under this Contract during the period commencing on the effective date of this Contract and ending on the date of the initial approval of this Contract by a majority of the outstanding voting securities of the Fund shall be paid by the Trust, on behalf of the Fund, into an interest-bearing escrow account with such unaffiliated financial institution as the Trust and the Manager may establish, to be released to the Manager only upon such initial approval of this Contract, or, if such approval shall not occur within the 60 days following consummation of the merger of Wheat First Butcher Singer, Inc. with First Union Corporation, to the Fund.]


4. ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

     This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the affected Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of Cambridge or the Manager.


5. EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective upon its execution and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:


                                      A9-2

     (a) Either party hereto may at any time terminate this Contract as to one or more Funds or as to the Trust as a whole by not more than sixty days nor less than thirty days written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

     (b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of any Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate (as to the Trust as a whole or as to the affected Fund,
as the case may be) at the close of business on       or the expiration of one
year from the effective date of the last such continuance, whichever is later.

     Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the affected Fund.

     Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.


6. CERTAIN DEFINITIONS.

     For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of a Fund means the affirmative vote, at a duly called and held meeting of such shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     For the purposes of this Contract, the terms "affiliated person," "control," "interested person," and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940, as amended, and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder.


7. NON-LIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith, or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder.


8. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust but are binding only upon the assets and property of the Trust.

     IN WITNESS WHEREOF, CASH RESOURCE TRUST and MENTOR INVESTMENT ADVISORS, LLC have each caused this instrument to be signed in duplicate in its behalf by its President or Vice President thereunto duly authorized, all as of the day and year first above written.

                                    CASH RESOURCE TRUST

                                    By:-----------------------------------------




                                    MENTOR INVESTMENT ADVISORS, LLC


                                    By:-----------------------------------------




                                      A9-3

                                                                    Exhibit B-1


                      [Mentor Municipal Income Portfolio]


                                 MENTOR FUNDS


                         INVESTMENT ADVISORY AGREEMENT


Van Kampen American Capital Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Dear Sirs:

     Under an agreement (the "Management Agreement") between Mentor Funds, a Massachusetts business trust (the "Trust"), and Mentor Investment Advisors, LLC, a Virginia limited liability company, (the "Adviser"), the Adviser serves as the Trust's investment adviser and has the responsibility of evaluating, recommending, supervising and compensating investment advisors to each series of the Trust.

     The Adviser hereby confirms its agreement with Van Kampen American Capital Management, Inc. (the "Sub-Adviser") and the Trust with respect to the Sub-Adviser's serving as the sub-adviser of the Mentor Municipal Income Portfolio (the "Portfolio"), a series of the Trust, as follows:


Section 1. Investment Description; Appointment

     (a) The Trust desires to employ the Portfolio's capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the prospectus (the "Prospectus") and in the statement of additional information (the "Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement"). The Adviser has herewith furnished the Sub-Adviser copies of the Trust's Prospectus, Statement of Additional Information, Declaration of Trust and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Sub-Adviser copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will be entitled to rely on all such documents furnished to it by the Adviser or the Trust.

     (b) The Adviser, with the approval of the Trust, hereby appoints the Sub-Adviser to act as investment adviser to the Portfolio for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.


Section 2. Portfolio Management Duties

     (a) Subject to the supervision of the Adviser and the Trust's Board of Trustees, the Sub-Adviser will (i) manage the Portfolio's assets in accordance with the Portfolio's investment objectives, policies and limitations as stated in the Trust's Prospectus and Statement of Additional Information; (ii) make investment decisions for the Portfolio; and (iii) place orders to purchase and sell securities (and where appropriate) commodity futures contracts for the Portfolio.

     (b) The Sub-Adviser will keep the Trust and the Adviser informed of developments materially affecting the Portfolio and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser or the Trust, furnish to the Trust and the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

     (c) The Sub-Adviser agrees that, in the performance of the duties required of it by this Agreement, it will comply with the Investment Company Act of 1940, as amended (the "Act"), and all rules and regulations thereunder, all applicable federal and state laws and regulations and with any applicable procedures adopted by the Trust's Board of Trustees and identified in writing to the Sub-Adviser. The Adviser will provide to the Sub-Adviser any specific procedures that must be followed in the performance of Sub-Adviser's duties hereunder by reason of the affiliation of other sub-advisers or service providers with the Trust.


                                      B1-1

Section 3. Brokerage

     (a) The Sub-Adviser agrees that it will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with brokers or dealers selected by the Sub-Adviser in accordance with the standards specified in paragraphs (b) and (c) of this Section 3. Until notified to the contrary by the Adviser, the Sub-Adviser may place orders for the Portfolio with affiliates of the Adviser in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Act and Rule 17e-1 thereunder and other applicable laws and regulations. The Sub-Adviser will identify to the Adviser in writing any brokers or dealers which are affiliates of the Sub- Adviser. The Adviser will identify to the Sub-Adviser in writing any brokers and dealers which are affiliates of the Adviser and will forward to each Sub-Adviser information provided by the other Sub-Advisers with respect to affiliated broker-dealers of such Sub-Advisers.

     (b) In placing orders with brokers and dealers, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.

     (c) Subject to the requirements of subsections (a) and (b) above, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser shall have the right to request in writing that transactions giving rise to brokerage commissions shall be executed by brokers and dealers that provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Trust or will be of value to the Trust in the management of its assets or the Adviser's performance of its management services provided to the Trust. In addition, subject to the requirements of subsections (a) and (b) above and the applicable Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Trust shall have the right to request that such transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.


Section 4. Information Provided to the Adviser and the Trust

     (a) The Sub-Adviser agrees that it will make available to the Adviser and the Trust promptly upon their request copies of all of its records with respect to the Portfolio to assist the Adviser and the Trust in monitoring compliance with the Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Sub- Adviser will furnish the Trust's Board of Trustees with respect to the Portfolio such periodic and special reports as the Adviser and the Board of Trustees may reasonably request.

     (b) The Sub-Adviser agrees that it will immediately notify the Adviser and the Trust in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment advisor pursuant to this Agreement; or (ii) if it is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and acknowledges that, as of the date hereof, it is true and correct and contains no material misstatement or omission, and the Sub-Adviser further agrees to notify the Adviser immediately of, (i) any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Prospectus or Statement of Additional Information of the Trust, or any amendment or supplement thereto, if the omission of such would make such document misleading, (ii) any statement contained therein relating to the Sub-Adviser that becomes untrue in any material respect, or (iii) any material change in the investment objective and policies of the mutual fund advised by the Sub-Adviser and identified in the Prospectus as being a model for the Portfolio.

     (c) The Sub-Adviser represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Adviser's registration under the Advisers Act on Form ADV, as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment advisor" to the Portfolio within the meaning of the Act and the Advisers Act.


Section 5. Books and Records

     In compliance with the requirements of Rule 31a-3 under the Act, the Sub-Adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust copies of any such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2


                                      B1-2
under the Act the records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.


Section 6. Compensation

     (a) In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee that is computed daily and paid monthly at the annual rate set forth in Appendix I to this Agreement (the "Portfolio Advisory Fee"). From time to time the Sub-Adviser may agree to reimburse the Trust additional expenses or waive a portion or all of its fee, in the sole discretion of the Sub-Adviser.

     (b) The Portfolio Advisory Fee for the period from the date that the Portfolio commences investment operations to the end of the month during which the Portfolio commences investment operations shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     (c) For the purposes of determining fees payable to the Sub-Adviser, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus and/or the Statement of Additional Information.

[To be included if this Agreement is implemented prior to its approval by the Portfolio's shareholders --
  (d) Any fees payable by the Adviser under this Agreement during the period commencing on the effective date of this Agreement and ending on the date of the initial approval of this Agreement by a majority of the outstanding voting securities of the Portfolio shall be paid by the Adviser into an interest-bearing escrow account with such unaffiliated financial institution as the Trust and the Adviser may establish, to be released to the Sub-Adviser only upon such initial approval of this Agreement, or, if such approval shall not occur within the 60 days following consummation of the merger of Wheat First Butcher Singer, Inc. with First Union Corporation, to the Portfolio.]


Section 7. Costs and Expenses

     During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it, but not including expenses to be paid by the Trust or the Adviser such as brokerage fees and commissions and custodian charges. The Trust shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Trust's securities or other property, for keeping its books of account, for any other charges of the custodian, and for calculating the net asset value of the Trust as provided in the prospectus of the Trust. The Sub-Adviser shall not be required to pay and the Trust (or the Adviser) shall assume and pay the charges and expenses of the Trust's operations, including compensation of the trustees, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, and of any registrar of the Trust, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Trust, costs of share certificates and of reports, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Trust, filing of trust documents or otherwise.


Section 8. Standard of Care

     The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.


Section 9. Services to Other Companies or Accounts

     (a) Except as otherwise agreed between the Adviser and the Sub-Adviser, it is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Trust) or from engaging in other activities.


                                      B1-3

     (b) When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Trust, it is understood that in light of its fiduciary duty to the Trust, such transactions will be executed on a basis that it is fair and equitable to the Trust.

     (c) The Trust and the Adviser understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service; nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, except as otherwise agreed between the Adviser and the Sub-Adviser.


Section 10. Duration and Termination

     (a) The Trust represents that this Agreement has been approved by the Trust's Board of Trustees and shareholders pursuant to Section 15 of the Act. This Agreement shall become effective on the date hereof and shall continue for two years from that date, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) a vote of a majority of the Portfolio's outstanding voting securities (as defined in the Act), provided that the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Trust, by vote cast in person at a meeting called for the purpose of voting on such approval.

     (b) Notwithstanding the foregoing, this Agreement may be terminated (i) by the Adviser at any time without penalty, upon 60 days' written notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust, upon the vote of a majority of the Trust's Trustees or by vote of the majority of the Trust's outstanding voting securities, upon 60 days' written notice to the Sub-Adviser and the Adviser, or (iii) by the Sub-Adviser at any time without penalty, upon 60 days' written notice to the Adviser and the Trust.

     (c) This Agreement will terminate automatically in the event of its assignment (as defined in the Act and in rules adopted under the Act).


Section 11. Amendments

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in accordance with applicable law.


Section 12. Limitations of Liability of Trustees, Officers, Employees, Agents and Shareholders of the Trust

     The Sub-Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and that the Sub-Adviser shall not seek satisfaction of any such obligations from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.


Section 13. Miscellaneous

     (a) This Agreement shall be governed by the laws of the Commonwealth of Virginia, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act, or rules or orders of the SEC thereunder.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

     (d) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Trust or the Adviser.

                                      B1-4

     If the terms and conditions described above are in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning to us the enclosed copy of this Agreement.


                                    MENTOR INVESTMENT ADVISORS, LLC

                                    By:-----------------------------------------



                                      Name:

                                      Title:

                                    MENTOR FUNDS

                                    By:-----------------------------------------



                                      Name:

                                      Title:



Accepted:
VAN KAMPEN AMERICAN CAPITAL
 MANAGEMENT, INC.

By:--------------------------------
  Name:
  Title:


                                      B1-5

                                                                     APPENDIX I



     The Adviser pays the Sub-Adviser an annual fee not to exceed the following percentage of Portfolio assets as follows:





                                                   Sub-Adviser's Rate
                                                        of Fee in
                                                     Accordance With
                                                    Section 6 of The
The Mentor Funds                                        Agreement
--------------------------------------------- -----------------------------
          Mentor Municipal Income Portfolio   .25% of average net assets
                                              of the Portfolio from $0 to
                                              $60 million; .20% of average
                                              net assets of the Portfolio
                                              over $60 million

                                      B1-6

                                                                     Exhibit B-2


                      [Mentor Income and Growth Portfolio]


                                 MENTOR FUNDS


                         INVESTMENT ADVISORY AGREEMENT


Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Dear Sirs:

     Under an agreement (the "Management Agreement") between Mentor Funds, a Massachusetts business trust (the "Trust"), and Mentor Investment Advisors, LLC, a Virginia limited liability company (the "Adviser"), the Adviser serves as the Trust's investment adviser and has the responsibility of evaluating, recommending, supervising and compensating investment sub-advisers to each series of the Trust.

     The Adviser hereby confirms its agreement with Wellington Management Company, LLP (the "Sub-Adviser") and the Trust with respect to the Sub-Adviser's serving as the investment sub-adviser of the Mentor Income & Growth Portfolio (the "Portfolio"), a series of the Trust, as follows:


Section 1. Investment Description; Appointment

     (a) The Trust desires to employ the Portfolio's capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the prospectus (the "Prospectus") and in the statement of additional information (the "Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement"). The Adviser has herewith furnished the Sub-adviser copies of the Trust's Prospectus, Statement of Additional Information, Declaration of Trust and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Sub-Adviser copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Adviser will be entitled to rely on all such documents furnished to it by the Adviser or the Trust.

     (b) The Adviser, with the approval of the Trust, hereby appoints the Sub-Adviser to act as investment sub-adviser to the Portfolio for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.


Section 2. Portfolio Management Duties

     (a) Subject to the supervision of the Adviser and the Trust's Board of Trustees, the Sub-Adviser will (i) manage the Portfolio's assets in accordance with the Portfolio's investment objectives, policies and limitations as stated in the Trust's Prospectus and Statement of Additional Information; (ii) make investment decisions for the Portfolio; and (iii) place orders to purchase and sell securities (and where appropriate) commodity futures contracts for the Portfolio.

     (b) The Sub-Adviser will keep the Trust and the Adviser informed of developments materially affecting the Portfolio and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser or the Trust, furnish to the Trust and the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose.

     (c) The Sub-Adviser agrees that, in the performance of the duties required of it by this Agreement, it will comply with the Investment Company Act of 1940, as amended (the "Act"), and all rules and regulations thereunder, all applicable federal and state laws and regulations and with any applicable procedures adopted by the Trust's Board of Trustees and identified in writing to the Sub-Adviser. The Adviser will provide to the Sub-Adviser any specific procedures that must be followed in the performance of the Sub-Adviser's duties hereunder by reason of the affiliation of other sub-advisers or service providers with the Trust.


                                      B2-1

Section 3. Brokerage

     (a) The Sub-Adviser agrees that it will place orders pursuant to its investment determinations for the Portfolio either directly with the issuer or with brokers or dealers selected by the Sub-Adviser in accordance with the standards specified in paragraphs (b) and (c) of this Section 3. Until notified to the contrary by the Adviser, the Sub-Adviser may place orders for the Portfolio with affiliates of the Adviser in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, Section 17(e) of the Act of 1934 and Rule 17e-1 thereunder and other applicable laws and regulations. The Sub-Adviser will identify to the Adviser in writing any brokers and dealers which are affiliates of the Sub- Adviser. The Adviser will identify to the Sub-Adviser in writing any brokers and dealers which are affiliates of the Adviser and will forward to each Sub-Adviser information provided by the other Sub-Advisers with respect to affiliated broker-dealers of such Sub-Advisers.

     (b) In placing orders with brokers and dealers, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers and dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party.

     (c) It is understood that it is desirable for the Portfolio that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolio with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

     (d) Subject to the requirements of subsections (a), (b) and (c) above, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser shall have the right to request in writing that transactions giving rise to brokerage commissions shall be executed by brokers and dealers that provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Trust or will be of value to the Trust in the management of its assets or the Adviser's performance of its management services provided to the Trust. In addition, subject to the requirements of subsections (a), (b) and (c) above and the applicable Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Trust shall have the right to request that such transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.


Section 4. Information Provided to the Adviser and the Trust

     (a) The Sub-Adviser agrees that it will make available to the Adviser and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Portfolio to assist the Adviser and the Trust in monitoring compliance with the Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Trust's Board of Trustees with respect to the Portfolio such periodic and special reports as the Adviser and the Board of Trustees may reasonably request.

     (b) The Sub-Adviser agrees that it will immediately notify the Adviser and the Trust in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment sub-adviser pursuant to this Agreement, or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and acknowledges that, as of the date hereof, it is true and correct and contains no material misstatement or omission, and the Sub-Adviser further agrees to notify the Adviser immediately of: (i) any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Prospectus or Statement of Additional Information of the Trust, or any amendment or supplement thereto, if the omission of such would make such document misleading; or (ii) any statement contained therein that becomes untrue in any material respect.


                                      B2-2

     (c) The Sub-Adviser represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Adviser's registration under the Advisers Act on Form ADV, as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Portfolio within the meaning of the Act and the Advisers Act.


Section 5. Books and Records

     In compliance with the requirements of Rule 31a-3 under the Act, the Sub-Adviser hereby agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust copies of any such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records with respect to the Sub-Adviser's duties hereunder required to be maintained by Rule 31a-1 under the Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in that Rule.


Section 6. Compensation

     (a) In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee that is computed daily and paid monthly at the annual rate set forth in Appendix I to this Agreement (the "Portfolio Sub-Advisory Fee"). From time to time the Sub-Adviser may agree to reimburse the Trust additional expenses or waive a portion or all of its fee, in the sole discretion of the Sub-Adviser.

     (b) The Portfolio Sub-Advisory Fee for the period from the date that the Portfolio commences investment operations to the end of the month during which the Portfolio commences investment operations shall be prorated according to the portion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     (c) For the purposes of determining fees payable to the Sub-Adviser, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus and/or the Statement of Additional Information.

[To be included if this Agreement is implemented prior to its approval by the Portfolio's shareholders --
  (d) Any fees payable by the Adviser under this Agreement during the period commencing on the effective date of this Agreement and ending on the date of the initial approval of this Agreement by a majority of the outstanding voting securities of the Portfolio shall be paid by the Adviser into an interest-bearing escrow account with such unaffiliated financial institution as the Trust and the Adviser may establish, to be released to the Sub-Adviser only upon such initial approval of this Agreement, or, if such approval shall not occur within the 60 days following consummation of the merger of Wheat First Butcher Singer, Inc. with First Union Corporation, to the Portfolio.]


Section 7. Costs and Expenses

     During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it, but not including expenses to be paid by the Trust or the Adviser such as brokerage fees and commissions and custodian charges. The Trust shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Trust's securities or other property, for keeping its books of account, for any other charges of the custodian, and for calculating the net asset value of the Trust as provided in the Trust's Prospectus. The Sub-Adviser shall not be required to pay and the Trust (or the Adviser) shall assume and pay the charges and expenses of the Trust's operations, including compensation of the trustees, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, and of any registrar of the Trust, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Trust, costs of share certificates and of reports, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees payable to federal, state or other governmental agencies on account of the registration of securities issued by the Trust, filing of trust documents or otherwise.


Section 8. Standard of Care

     The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall


                                      B2-3
be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.


Section 9. Services to Other Companies or Accounts

     (a) Except as otherwise agreed between the Adviser and the Sub-Adviser, it is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Trust) or from engaging in other activities.

     (b) When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Trust, it is understood that in light of its fiduciary duty to the Trust, such transactions will be executed on a basis that it is fair and equitable to the Trust.

     (c) The Trust and the Adviser understand and acknowledge that the persons employed by the Sub-Adviser to assist in the performance of its duties under this Agreement will not devote their full time to that service; nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, except as otherwise agreed between the adviser and the Sub-Adviser.


Section 10. Duration and Termination

     (a) The Trust represents that this Agreement has been approved by the Trust's Board of Trustees and shareholders pursuant to Section 15 of the Act. This Agreement shall become effective on the date hereof and shall continue for two years from that date, such continuance, to the extent required by the Act, being subject to approval of this Agreement by the Trust's shareholders at the first meeting of such shareholders following such date, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) a vote of a majority of the Portfolio's outstanding voting securities (as defined in the Act), provided that the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Trust, by vote cast in person at a meeting called for the purpose of voting on such approval.

     (b) Notwithstanding the foregoing, this Agreement may be terminated (i) by the Adviser at any time without penalty, upon 60 days' written notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust, upon the vote of a majority of the Trust's outstanding voting securities, or by vote of the majority of the Trust's outstanding voting securities, upon 60 days' written notice to the Sub-Adviser and the Adviser, (iii) by the Sub- Adviser at any time without penalty, upon 60 days' written notice to the Adviser and the Trust.

     (c) This Agreement will terminate automatically in the event of its assignment (as defined in the Act and in rules adopted under the Act).


Section 11. Amendments

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in accordance with applicable law.


Section 12. Limitations of Liability of Trustees, Officers, Employees, Agents and Shareholders of the Trust

     The Sub-Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and that the Sub-Adviser shall not seek satisfaction of any such obligations from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.


                                      B2-4

Section 13. Reference to the Sub-Adviser

     During the terms of this Agreement, the Trust and the Adviser agree to furnish the Sub-Adviser at its principal office, prior to the use thereof, all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Portfolio, the Trust or the public that refer to the Sub-Adviser or its clients in any way and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Trust and the Adviser agree to use their reasonably best efforts to ensure that materials prepared by their employees or agents or their affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first-class or overnight mail, facsimile transmission equipment or hand delivery.


Section 14. Miscellaneous

     (a) This Agreement shall be governed by the laws of the Commonwealth of Virginia, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act, or rules or orders of the SEC thereunder.

     (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     (d) Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Trust or the Adviser.

     (e) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     (f) Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed.

      To the Adviser at:
        Mentor Investment Advisors, LLC
        901 East Byrd Street
        Richmond, Virginia 23219

      To the Sub-Adviser at:
        Wellington Management Company, LLP
        75 State Street
        Boston, Massachusetts 02109

      To the Trust or the Portfolio at:
        Mentor Funds
        901 East Byrd Street
        Richmond, Virginia 23219

     (g) Where the effect of a requirement of the 1940 Act reflected in any provision of his Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


                                      B2-5

     If the terms and conditions described above are in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning to us the enclosed copy of this Agreement.


                                    MENTOR INVESTMENT ADVISORS, LLC

                                    By:-----------------------------------------
                                       Name:
                                       Title:

                                    MENTOR FUNDS

                                    By:-----------------------------------------
                                       Name:
                                       Title:

Accepted:

WELLINGTON MANAGEMENT COMPANY, LLP

By:--------------------------------
  Name:
  Title:

                                      B2-6

                                                                      APPENDIX I



     The Adviser pays the Sub-Adviser an annual fee not to exceed the following percentage of Portfolio assets as follows:




                                                     Sub-Adviser's Rate
                                                          of Fee in
                                                       Accordance with
Level of Portfolio Assets                         Section 6 of the Agreement
------------------------------------------------ ---------------------------
            Up to and including $50 million                0.325%
            In excess of $50 million up to and
             including $200 million                        0.275%
            In excess of $200 million up to and
             including $50 million                         0.225%
            In excess of $500 million                      0.200%

                                      B2-7

                                                                       Exhibit C


   Information relating to investment companies similar to the Portfolios for which Van Kampen provides investment advisory services.




                 Fund                       Net Assets              Fee Schedule
-------------------------------------- -------------------- ----------------------------
             Van Kampen                $179.2 million (1)   .20% of average net assets
             Sierra Trust Fund,                             up to $150 million; .15%
             National Municipal Fund                        of average net assets over
                                                             $ 150 million.(2)

---------
(1) As of September 30, 1997.

(2) Pursuant to investment sub-advisory agreements in respect of the National Municipal Fund and the California Municipal Fund, another series of the Sierra Trust Funds sub-advised by Van Kampen American Capital Management, Inc., when the combined average daily net assets of the Funds (the "Combined Assets") exceed $750 million, Van Kampen American Capital Management, Inc., will be paid a fee with respect to each Fund in proportion to each Fund's average net assets at the following annual rate:
    .15% of the Combined Assets up to $1 billion, and .125%of the Combined Assets over $1 billion.

                                                                       Exhibit D



     Information relating to investment companies similar to the Income and Growth Portfolio for which Wellington Management provides investment advisory services.




                                                                            Schedule of Sub-Advisory
                                                                                      Fees
                                                                           --------------------------
                                  Net Assets                                   Net Assets      Annual
                                   9/30/97                                 ------------------ -------
              Fund                  ($mm)            Fund Manager                     Rate
-------------------------------- ----------- ----------------------------- --------------------------
      Hartford Advisers (a)         7,865    HL Advisers, Inc.             First 50mm         0.325%
                                                                           Next 100mm         0.250%
                                                                           Next 350mm         0.200%
                                                                           Over 500mm         0.150%
      Horace Mann Balanced (a)       382     Horace Mann Investors, Inc.   First 100mm        0.325%
                                                                           Next 100mm         0.275%
                                                                           Next 300mm         0.225%
                                                                           Over 500mm         0.200%
      Vanguard/Wellington           2,787    The Vanguard Group            First 1,000mm      0.100%
                                                                           Next 2,000mm       0.050%
                                                                           Next 7,000mm       0.040%
                                                                           Over 10,000mm      0.030%
                                                                           +/- incentive fee

---------
(a) An underlying fund wrapped by a variable annuity.

                            MENTOR FAMILY OF FUNDS


                        Mentor Quality Income Portfolio


                               ---------------
                 SUPPLEMENTAL NOTICE OF MEETING OF SHAREHOLDERS
                                ---------------
     This Supplemental Notice relates to the Meeting of Shareholders of Mentor Funds to be held at 901 East Byrd Street, Richmond, Virginia, on Monday, December 22, 1997, at 9:00 a.m., Eastern Standard Time. The Meeting will be held for the following purpose, in addition to those purposes stated in the Notice of Meeting:

   o To approve an amendment to the fundamental investment restrictions of Mentor Quality Income Portfolio to permit the Portfolio to borrow money to invest in additional securities.



                                    By order of the Trustees


                                    John M. Ivan
                                    Secretary

November 21, 1997

                            Mentor Family of Funds
                             901 East Byrd Street
                           Richmond, Virginia 23219


                             ---------------------
                         Supplement to Proxy Statement
                             ---------------------


     This Supplement is intended to accompany the Proxy Statement being made available to shareholders on or about November 21, 1997 (the "Proxy Statement") relating to the Meeting of Shareholders of the Mentor Family of Funds (the "Meeting") to be held at 901 East Byrd Street, Richmond, Virginia, on December 22, 1997, at 9:00 a.m., Eastern Standard Time, and at any adjournment thereof. This Supplement is first being made available to shareholders on or about November 21, 1997.


     This Supplement describes a proposal to be presented to shareholders of Mentor Quality Income Portfolio, a series of shares of Mentor Funds, at the Meeting. It should be read as a supplement to and in conjunction with the Proxy Statement. Capitalized terms not defined in this Supplement are used with the meanings ascribed to them in the Proxy Statement.

        APPROVAL OF AN AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS
         OF MENTOR QUALITY INCOME PORTFOLIO TO PERMIT THE PORTFOLIO TO
                BORROW MONEY TO INVEST IN ADDITIONAL SECURITIES.

     At the recommendation of Mentor Advisors, the Board of Trustees of Mentor Funds has approved a proposal that the Quality Income Portfolio of Mentor Funds be permitted to borrow money to invest in additional securities. Mentor Advisors would borrow money for the Quality Income Portfolio only if it believed that such borrowing offered the potential for high current income consistent with what Mentor Advisors believes to be prudent risk. Implementation of the proposal requires an amendment to two of the Trust's fundamental investment restrictions applicable to the Quality Income Portfolio, as described below.

     The technique of borrowing money to invest in additional securities is known as "leverage." Leverage increases a fund's market exposure and risk. When a fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money. The interest that a fund must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses.

     Mentor Advisors currently intends to use leverage in order to adjust the Quality Income Portfolio's dollar-weighted average duration. The Portfolio would not always borrow money for investment and the extent to which the Portfolio borrows money, and the amount it borrows, will depend on market conditions and interest rates. Successful use of leverage depends on Mentor Advisors' ability to predict market movements correctly. Under the proposed amendment to the Portfolio's investment restrictions, the Portfolio would be permitted to borrow money from a bank or enter into reverse repurchase agreements, which have the same effect as if it had borrowed money.

     Certain of the Quality Income Portfolio's fundamental investment restrictions may be read to prohibit the Portfolio's borrowing money to invest in additional securities. They read, in relevant part, as follows:

   "The Portfolios will not issue senior securities except that a Portfolio (other than the Municipal Income Portfolio) may borrow money directly or through reverse repurchase agreements in amounts of up to one-third of the value of its net assets, including the amount borrowed; and except to the extent that a Portfolio may enter into futures contracts.... The Portfolios will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the Portfolio by enabling it to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolios will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Quality Income Portfolio will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. Notwithstanding this restriction, the Portfolios may enter into when-issued and delayed delivery transactions."



   "The Portfolios will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases the Portfolios may pledge assets having a value of 10% of assets taken at cost. For purposes of this restriction,

   (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indexes) and (ii) initial or variation margin for futures contracts, will not be deemed to be pledges of a Portfolio's assets. Margin deposits for the purchase and sale of futures contracts and related options are not deemed to be a pledge."

The Board of Trustees has approved new restrictions applicable to the Quality Income Portfolio, which would replace the restrictions quoted above. The new restrictions read as follows:

   "[The Quality Income Portfolio will not] Issue any class of securities which are senior to the Portfolio's shares except that the Portfolio may borrow money as contemplated by the following restriction."

   "[The Quality Income Portfolio will not] Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings)."

Mentor Advisors believes that the proposed changes will make available to it a significant investment technique with the potential to be of substantial benefit to the Portfolio and its shareholders.

     Required Vote. Shareholders of the Quality Income Portfolio will vote separately to approve or disapprove the proposed amendment to the investment restrictions applicable to the Portfolio. The vote necessary to approve the amendment is the lesser of (i) 67% of the shares of the Portfolio represented at the Meeting, if more than 50% of the shares of the Portfolio are represented at the Meeting, and (ii) more than 50% of the outstanding shares of the Portfolio.

     The Trustees unanimously recommend that you vote "FOR" this proposal.

MENTOR FUNDS
901 E. BYRD STREET
RICHMOND, VA  23219

                     MENTOR SHORT-DURATION INCOME PORTFOLIO
                                  MENTOR FUNDS
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Short-Duration Income Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows:[ ]

KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR SHORT-DURATION INCOME PORTFOLIO

3.  Proposal to elect Trustees:                                For  Withhold  For All      To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,      All     All     Except      more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                           Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,  ,          [ ]    [ ]      [ ]             number on the line below.
    06) Louis W. Moelchert, Jr.07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                                 ------------------------

Vote on Proposals                                       For   Against   Abstain

1.       Proposals to approve new management contract   [ ]      [ ]      [ ]
         for the Portfolio to take effect upon the
         merger of Wheat First Butcher Singer, Inc.
         with First Union Corporation.

2.       Proposal to approve new management contract    [ ]      [ ]      [ ]
         for the Portfolio to take effect upon the
         acquisition of additional interest in
         Mentor Investment Group, LLC by EVEREN
         Securities Holdings, Inc.

     --------------------------------------          ------------------------------------
     Signature[PLEASE SIGN WITHIN BOX] Date          Signature   (Joint Owners)     Date


MENTOR FUNDS
901 E. BYRD STREET
RICHMOND, VA  23219
                       MENTOR PERPETUAL GLOBAL PORTFOLIO
                                  MENTOR FUNDS
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Perpetual Global Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]

KEEP THIS PORTION FOR YOUR RECORDS

                                    DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR PERPETUAL GLOBAL PORTFOLIO


3.  Proposal to elect Trustees:                                 For     Withhold    For All    To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,       All       All       Except      more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                              Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,             [ ]        [ ]       [ ]          number on the line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                                  --------------------------------

Vote on Proposals                                                                                     For     Against      Abstain

1.       Proposals to approve new management contract for the Portfolio to take effect upon the       [ ]       [ ]          [ ]
         merger of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Portfolio to take effect upon the        [ ]       [ ]          [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.



   ---------------------------------------           -----------------------------------
   Signature[PLEASE SIGN WITHIN BOX] Date            Signature  (Joint Owners)   Date



MENTOR FUNDS
901 E. BYRD STREET
RICHMOND, VA  23219

                           MENTOR STRATEGY PORTFOLIO
                                  MENTOR FUNDS
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Strategy Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
   KEEP THIS PORTION FOR YOUR RECORDS

                                         DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR STRATEGY PORTFOLIO


3.  Proposal to elect Trustees:                               For    Withhold    For All      To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,     All      All       Except        more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                             Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,  ,        [ ]      [ ]        [ ]             number on the line below.
    06) Louis W. Moelchert, Jr. 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                                --------------------------------

Vote on Proposals                                                                                  For     Against    Abstain

1.       Proposals to approve new management contract for the Portfolio to take effect upon the     [ ]      [ ]        [ ]
         merger of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Portfolio to take effect upon the      [ ]      [ ]        [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.



                  -------------------------------------                                    -----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


MENTOR FUNDS
901 E. BYRD STREET
RICHMOND, VA  23219
                        MENTOR CAPITAL GROWTH PORTFOLIO
                                  MENTOR FUNDS
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Capital Growth Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR CAPITAL GROWTH PORTFOLIO


3.  Proposal to elect Trustees:                                 For    Withhold  For All      To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,       All      All     Except        more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                             Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,  ,          [ ]      [ ]      [ ]            number on the line below.
    06) Louis W. Moelchert, Jr. 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                               --------------------------------

Vote on Proposals                                                                                 For    Against    Abstain

1.       Proposals to approve new management contract for the Portfolio to take effect upon the   [ ]      [ ]        [ ]
         merger of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Portfolio to take effect upon the    [ ]      [ ]        [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.


                  ------------------------------------                          ----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


MENTOR FUNDS
901 E. BYRD STREET
RICHMOND, VA  23219
                            MENTOR GROWTH PORTFOLIO
                                  MENTOR FUNDS
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Growth Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR GROWTH PORTFOLIO




3.  Proposal to elect Trustees:                              For    Withhold   For All      To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,    All      All      Except        more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                           Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,          [ ]      [ ]       [ ]             number on the line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                                  -------------------------------

Vote on Proposals                                                                                    For     Against    Abstain

1.       Proposals to approve new management contract for the Portfolio to take effect upon the      [ ]       [ ]        [ ]
         merger of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Portfolio to take                       [ ]       [ ]        [ ]
         effect upon the acquisition of additional interest in Mentor Investment
         Group, LLC by EVEREN Securities Holdings, Inc.


                  ------------------------------------                         ------------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


MENTOR FUNDS
901 E. BYRD STREET
RICHMOND, VA  23219
                       MENTOR INSTL US GOVT MM PORTFOLIO
                                  MENTOR FUNDS
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Institutional U.S. Government Money Market Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

         Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows:

[ ]     KEEP THIS PORTION FOR YOUR RECORDS

                      DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



MENTOR INSTL US GOVERNMENT MONEY MARKET PORTFOLIO

3.  Proposal to elect Trustees:                               For     Withhold  For All    To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,     All       All     Except      more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                          Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,           [ ]      [ ]       [ ]          number on the line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                              --------------------------------

Vote on Proposals                                                                                     For        Against    Abstain

1.       Proposals to approve new management contract for the Portfolio to take effect upon the       [ ]          [ ]         [ ]
         merger of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Portfolio to take effect upon the        [ ]          [ ]         [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.


         -----------------------------------                          ---------------------------------------
         Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


MENTOR FUNDS
901 E. BYRD STREET
RICHMOND, VA  23219
                      MENTOR INSTL MONEY MARKET PORTFOLIO
                                  MENTOR FUNDS
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Institutional Money Market Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR INSTL MONEY MARKET PORTFOLIO


                                                                For     Withhold  For All    To withhold authority to vote for one
3.  Proposal to elect Trustees:                                 All       All     Except      more of the nominees, mark "For All
    The nominees for Trustees are: 01) Daniel J. Ludeman                                       Except" and write the nominee's
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,             [ ]      [ ]       [ ]          number on the line below.
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,  ,
    06) Louis W. Moelchert, Jr.07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                                 --------------------------------

Vote on Proposals
                                                                                                     For        Against      Abstain

1.       Proposals to approve new management contract for the Portfolio to take effect upon the      [ ]          [ ]         [ ]
         merger of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Portfolio to take effect upon the       [ ]          [ ]         [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.


                  ------------------------------------                          ----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date



MENTOR FUNDS
901 E. BYRD STREET
RICHMOND, VA  23219

                           MENTOR BALANCED PORTFOLIO
                                  MENTOR FUNDS
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Balanced Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows:[ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR BALANCED PORTFOLIO



3.  Proposal to elect Trustees:                                  For     Withhold  For All    To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,        All       All     Except      more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                             Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,              [ ]      [ ]       [ ]          number on the line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen, III,
    08) Weston E. Edwards,  09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                                    -------------------------------

Vote on Proposals
                                                                                                     For        Against    Abstain
1.       Proposals to approve new management contract for the Portfolio to take effect upon the
         merger of Wheat First Butcher Singer, Inc. with First Union Corporation.                    [ ]          [ ]         [ ]

2.       Proposal to approve new management contract for the Portfolio to take effect upon the
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities     [ ]          [ ]         [ ]
         Holdings, Inc.


                  --------------------------------------                        ----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


MENTOR FUNDS
901 E. BYRD STREET
RICHMOND, VA  23219
                        MENTOR QUALITY INCOME PORTFOLIO
                                  MENTOR FUNDS
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Quality Income Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR QUALITY INCOME PORTFOLIO



3.  Proposal to elect Trustees:                                 For   Withhold    For All    To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,       All     All       Except      more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                            Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,             [ ]     [ ]         [ ]          number on the line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                                  --------------------------------

Vote on Proposals                                                                                       For     Against    Abstain

1.       Proposals to approve new management contract for the Portfolio to take effect upon the         [ ]       [ ]        [ ]
         merger of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Portfolio to take effect upon the          [ ]       [ ]        [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.

4.       Proposal to amend fundamental investment restrictions of the Portfolio to permit it to invest  [ ]       [ ]        [ ]
         in additional securities.

                  -------------------------------------                         -----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date



MENTOR FUNDS                MENTOR INCOME AND GROWTH PORTFOLIO
901 E. BYRD STREET                      MENTOR FUNDS
RICHMOND, VA  23219         PROXY SOLICITED BY THE BOARD OF TRUSTEES
                            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                      DECEMBER 22, 1997


The undersigned hereby appoints Daniel J.  Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Income and Growth Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 1a, 2, 2a AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR INCOME AND GROWTH PORTFOLIO


3.  Proposal to elect Directors:                              For   Withhold   For All     To withhold authority to vote for one or
    The nominees for Directors are: 01) Daniel J. Ludeman,    All      All     Except       more of the nominees, mark "For All
    Troy A. Peery, Jr. 03) Arnold H. Dreyfuss,                                               Except" and write the nominee's
    04) Thomas F. Keller, 05) Peter J. Quinn, Jr.             [ ]     [ ]      [ ]             number on the  line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                             ----------------------------------

Vote on Proposals                                                                                 For       Against      Abstain

1.       Proposals to approve new management contract for the Portfolio to take effect upon the   [ ]         [ ]           [ ]
         merger of Wheat First Butcher Singer, Inc. with First Union Corporation.

                  a.  Proposal to approve new sub-advisory agreement with Wellington Management   [ ]         [ ]           [ ]
                  Company, LLP

2.       Proposal to approve new management contract for the Portfolio to take effect upon the    [ ]         [ ]           [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.

                  a.  Proposal to approve new sub-advisory agreement with Wellington Management   [ ]         [ ]           [ ]
                  Company, LLP

                  -------------------------------------                         -----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


MENTOR FUNDS                            MENTOR MUNICIPAL INCOME PORTFOLIO
901 E. BYRD STREET                                 MENTOR FUNDS
RICHMOND, VA  23219                  PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                     PROXY FOR SPECIAL MEETING OFSHAREHOLDERS
                                                  DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Municipal Income Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 1a, 2, 2a AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR MUNICIPAL INCOME PORTFOLIO


3.  Proposal to elect Trustees:                               For  Withhold  For All    To withhold authority to vote for one or
    The nominees for Trustees are: 01) Daniel J. Ludeman,     All     All    Except      more of the nominees, mark "For All
    02) Troy  A. Perry, Jr. 03) Arnold H. Dreyfuss,                                       Except" and write the nominee's
    04) Thomas F. Keller, 05) Peter J. Quinn, Jr.              [ ]    [ ]     [ ]          number on the line below.
    06) Louis W. Moelchert, Jr. 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                             __________________________________

Vote on Proposals                                                                                 For        Against      Abstain

1.       Proposals to approve new management contract for the Portfolio to take effect upon       [ ]         [ ]          [ ]
         the merger of Wheat First Butcher Singer, Inc. with First Union Corporation.

         a.  Proposal to approve new sub-advisory agreement with Van Kampen American              [ ]         [ ]          [ ]
             Capital Management, Inc.

2.       Proposal to approve new investment advisory agreement for the Portfolio to take effect   [ ]         [ ]          [ ]
         upon the acquisition of additional interest in Mentor Investment Group, LLC by EVEREN
         Securities Holdings, Inc.

         a.  Proposal to approve new sub-advisory agreement with Van Kampen American              [ ]         [ ]          [ ]
             Capital Management, Inc.

                  --------------------------------------                        -----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


MENTOR INSTITUTIONAL TRUST
901 E. BYRD STREET
RICHMOND, VA  23219

                        MENTOR PERPETUAL INTL PORTFOLIO
                           MENTOR INSTITUTIONAL TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                       PROXY FOR MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Perpetual International Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.


Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as an executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR PERPETUAL INTL PORTFOLIO


3.  Proposal to elect Trustees:                              For   Withhold   For All   To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,    All     All      Except     more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                       Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,           [ ]    [ ]       [ ]         number on the line below.
    06) Louis W. Moelchert, Jr.,07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                      --------------------------------


Vote on Proposals                                                                                         For    Against   Abstain

1.       Proposals to approve new management contract for the Portfolio to take effect upon the merger    [ ]      [ ]       [ ]
         of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Portfolio to take effect upon the            [ ]      [ ]       [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.


                  -------------------------------------                         -----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


MENTOR INSTITUTIONAL TRUST
901 E. BYRD STREET
RICHMOND,  VA 23219

                         MENTOR FIXED INCOME PORTFOLIO
                           MENTOR INSTITUTIONAL TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                       PROXY FOR MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Fixed Income Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR FIXED INCOME PORTFOLIO



3.  Proposal to elect Trustees:                                 For   Withhold   For All   To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,       All     All      Except     more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                          Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,             [ ]     [ ]       [ ]          number on the line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                            --------------------------------

Vote on Proposals                                                                            For        Against      Abstain

1.       Proposals to approve new management contract for the Portfolio to take effect       [ ]           [ ]         [ ]
         upon the merger of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Portfolio to take effect        [ ]           [ ]         [ ]
         upon the acquisition of additional interest in Mentor Investment Group, LLC by
         EVEREN Securities Holdings, Inc.

                  -------------------------------------                         ----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


MENTOR INSTITUTIONAL TRUST
901 E. BYRD STREET
RICHMOND,  VA 23219
                     MENTOR INTERMEDIATE DURATION PORTFOLIO
                           MENTOR INSTITUTIONAL TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                       PROXY FOR MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor Intermediate Duration Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR INTERMEDIATE DURATION PORTFOLIO


3.  Proposal to elect Trustees:                              For   Withhold   For All    To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,    All     All      Except      more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                        Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,          [ ]     [ ]       [ ]          number on the line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                           --------------------------------

Vote on Proposals                                                                                For        Against      Abstain

1.       Proposals to approve new management contract for the Portfolio to take                  [ ]          [ ]           [ ]
         effect upon the merger of Wheat First Butcher Singer, Inc. with
         First Union Corporation.

2.       Proposal to approve new management contract for the Portfolio to take                   [ ]          [ ]            [ ]
         effect upon the acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.

         -------------------------------------                         ----------------------------------
         Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


CASH RESOURCE TRUST
901 E. BYRD STREET
RICHMOND,  VA 23219

                        CASH RESOURCE MONEY MARKET FUND
                              CASH RESOURCE TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                       PROXY FOR MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Cash Resource Money Market Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows:[ ]
  KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CASH RESOURCE MONEY MARKET FUND


3.  Proposal to elect Trustees:                                 For    Withhold    For All    To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,       All       All       Except     more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                             Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,             [ ]      [ ]         [ ]           number on the line below.
    06) Louis W. Moelchert, Jr.07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                              --------------------------------

Vote on Proposals                                                                          For        Against      Abstain

1.       Proposals to approve new management contract for the Fund to take effect upon     [ ]          [ ]          [ ]
         the merger of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Fund to take effect           [ ]          [ ]          [ ]
         upon the acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.

                  --------------------------------------                        -------------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


CASH RESOURCE TRUST
901 E. BYRD STREET
RICHMOND,  VA 23219

                      CASH RESOURCE US GOVERNMENT MM FUND
                              CASH RESOURCE TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                       PROXY FOR MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Cash Resource U.S. Government Money Market Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.


To vote, mark blocks below in blue or black ink as follows:[ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CASH RESOURCE US GOVERNMENT MM FUND


3.  Proposal to elect Trustees:                               For    Withhold    For All       To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,     All       All      Except         more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                              Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,           [ ]      [ ]        [ ]             number on the line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                                      -----------------------------

Vote on Proposals                                                                                      For      Against     Abstain

1.       Proposals to approve new management contract for the Fund to take effect upon the merger      [ ]        [ ]         [ ]
         of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Fund to take effect upon the              [ ]        [ ]         [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.

                  -------------------------------------                         -----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


CASH RESOURCE TRUST
901 E. BYRD STREET
RICHMOND,  VA 23219
                        CASH RESOURCE TAX-EXEMPT MM FUND
                              CASH RESOURCE TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                       PROXY FOR MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Cash Resource Tax-Exempt Money Market Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
      KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CASH RESOURCE TAX-EXEMPT MM FUND




3.  Proposal to elect Trustees:                              For    Withhold   For All     To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,    All      All      Except       more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                          Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,           [ ]     [ ]       [ ]             number on the line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                           --------------------------------

Vote on Proposals                                                                                     For      Against    Abstain

1.       Proposals to approve new management contract for the Fund to take effect upon the merger      [ ]      [ ]         [ ]
         of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Fund to take effect upon the              [ ]      [ ]         [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.

                  -------------------------------------                         ----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


CASH RESOURCE TRUST
901 E. BYRD STREET
RICHMOND,  VA 23219

                     CASH RESOURCE CALIF TAX-EXEMPT MM FUND
                              CASH RESOURCE TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                       PROXY FOR MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Cash Resource California Tax-Exempt Money Market Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows:[ ]
    KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CASH RESOURCE CALIF TAX-EXEMPT MONEY MARKET FUND



3.  Proposal to elect Trustees:                               For   Withhold  For All    To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,     All     All     Except      more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                        Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,           [ ]     [ ]       [ ]            number on the line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                           --------------------------------

Vote on Proposals                                                                                    For      Against     Abstain

1.       Proposals to approve new management contract for the Fund to take effect upon the merger    [ ]        [ ]          [ ]
         of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Fund to take effect upon the            [ ]        [ ]          [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.

                  ------------------------------------                          ----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


CASH RESOURCE TRUST
901 E. BYRD STREET
RICHMOND,  VA 23219

                   CASH RESOURCE NEW YORK TAX-EXEMPT MM FUND
                              CASH RESOURCE TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                       PROXY FOR MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Cash Resource New York Tax-Exempt Money Market Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CASH RESOURCE NEW YORK TAX-EXEMPT MM FUND



3.  Proposal to elect Trustees:                                   For   Withhold   For All    To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman          All     All      Except      more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                             Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,               [ ]    [ ]        [ ]          number on the line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                                 --------------------------------

Vote on Proposals                                                                                      For      Against    Abstain

1.       Proposals to approve new management contract for the Fund to take effect upon the merger      [ ]        [ ]        [ ]
         of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Fund to take effect upon the              [ ]        [ ]        [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.

                  --------------------------------------                       ------------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


MENTOR INSTITUTIONAL TRUST
901 E. BYRD STREET
RICHMOND,  VA 23219

                                   SNAP FUND
                           MENTOR INSTITUTIONAL TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                       PROXY FOR MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of SNAP Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
     KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SNAP FUND

<CAPTION


3.  Proposal to elect Trustees:                               For    Withhold   For All     To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,     All      All       Except      more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                           Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,            [ ]      [ ]        [ ]           number on the line below.
    06) Louis W. Moelchert, Jr.,07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                             --------------------------------

Vote on Proposals                                                                                    For      Against    Abstain

1.       Proposals to approve new management contract for the Fund to take effect upon the merger    [ ]        [ ]        [ ]
         of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Fund to take effect upon the            [ ]        [ ]        [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.

                  -------------------------------------                         ----------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date


MENTOR INSTITUTIONAL TRUST
901 E. BYRD STREET
RICHMOND,  VA 23219

                    MENTOR US GOVT CASH MANAGEMENT PORTFOLIO
                           MENTOR INSTITUTIONAL TRUST
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
                       PROXY FOR MEETING OF SHAREHOLDERS
                               DECEMBER 22, 1997

The undersigned hereby appoints Daniel J. Ludeman, Paul F. Costello, and Peter
J. Quinn, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on December 22, 1997 at 9:00 a.m., Eastern Standard Time, and at any adjournments thereof, all of the shares of Mentor U.S. Government Cash Management Portfolio which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3, INCLUDING THE ELECTION OF TRUSTEES.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and, if any nominee for Trustee declines or becomes unavailable for election, to vote for a substitute nominee. The Board of Trustees recommends a vote FOR each proposal.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

To vote, mark blocks below in blue or black ink as follows: [ ]
    KEEP THIS PORTION FOR YOUR RECORDS

                                            DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MENTOR US GOVERNMENT CASH MANAGEMENT PORTFOLIO



3.  Proposal to elect Trustees:                                   For  Withhold   For All    To withhold authority to vote for one
    The nominees for Trustees are: 01) Daniel J. Ludeman,         All    All      Except      more of the nominees, mark "For All
    02) Troy A. Peery, Jr., 03) Arnold H. Dreyfuss,                                            Except" and write the nominee's
    04) Thomas F. Keller,  05) Peter J. Quinn, Jr.,                [ ]    [ ]       [ ]          number on the line below.
    06) Louis W. Moelchert, Jr., 07) Arch T. Allen, III,
    08) Weston E. Edwards, 09) Jerry R. Barrentine, and
    10) J. Garnett Nelson.
                                                                                                --------------------------------

Vote on Proposals                                                                                        For    Against   Abstain

1.       Proposals to approve new management contract for the Portfolio to take effect upon the merger   [ ]      [ ]       [ ]
         of Wheat First Butcher Singer, Inc. with First Union Corporation.

2.       Proposal to approve new management contract for the Portfolio to take effect upon the           [ ]      [ ]       [ ]
         acquisition of additional interest in Mentor Investment Group, LLC by EVEREN Securities
         Holdings, Inc.

                  -------------------------------------                        ------------------------------------
                  Signature[PLEASE SIGN WITHIN BOX] Date                        Signature   (Joint Owners)     Date
